Note: Certain material has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the SEC. Notations of [redacted] have been used to indicate such an omission.

              NETWORK PRODUCTS PURCHASE AGREEMENT

Northern Telecom Inc., a Delaware corporation having offices at 5555 Windward Parkway, Suite B, Alpharetta, Georgia 30201-3895 ("Nortel") and Teligent, Inc., a Virginia corporation, having its principal offices and place of business at 8065 Leesburg Pike, Suite 400, Vienna, Virginia 22182 ("Teligent") agree as follows:

1.  SCOPE AND TERM

    1.1 Certain terms used in this Agreement shall be defined as set forth in Attachment A. In the case of any conflict between the main text of this Agreement and the Attachments hereto, the main text shall govern.

    1.2   Scope

          1.2.1 This Agreement sets forth the terms and conditions under which Teligent shall purchase and/or license, as applicable, certain
                Deliverables as set forth herein.

          [redacted]
          [redacted]

    1.3 This Agreement shall be binding on the Parties from the date executed, except that if on or prior to January 31, 1998 or such other date as Nortel and Teligent may mutually agree upon (the "Determination Date"), Nortel and Teligent have not entered into the Finance Agreement and the security documents contemplated thereby for any reason (a "Termination Event"), either Party shall have the right to terminate all the rights and obligations of both Parties under this Agreement, except those with respect to Core Deliverables ordered by Teligent, by delivery of five (5) days prior written notice of such termination.

         With respect to such Core Deliverables, Teligent may elect within fifteen (15) days after termination either (a) to keep the Core Deliverables, and in which case, Teligent shall pay Nortel for the purchase price of the Core Deliverables, less [redacted] and Nortel's support obligations shall survive and continue in full force and effect with respect to such Core Deliverables; or (b) to return the Core Deliverables, paying a re-stocking fee of [redacted] of the Core Deliverables returned.


    If Teligent shall fail to make any such election, Teligent shall be deemed to have elected to return the Core Deliverables to Nortel. Notwithstanding any election by Teligent to keep the Core Deliverables, Teligent may within fifteen (15) days after such election elect to return all Core Deliverables with respect to which it has not yet paid the reduced purchase price described in clause (a) above (such purchase price with respect to any item of Core Deliverables, the "Item Purchase Price") otherwise as provided in clause (b) above.

    If Teligent fails to pay the Item Purchase Price, or any portion thereof, for any item of Core Deliverables (each an "Item") within thirty (30) days after receipt of Notice from Nortel that such amounts were not paid when due, a "Return Event" shall be deemed to have occurred. At any time after the occurrence and during the continuation of a Return Event, Nortel may demand the return of the Item with respect to which such Return Event has occurred and Teligent shall promptly provide for the return of such Item to Nortel as provided below. Upon the return of any Item to Nortel, Nortel shall promptly refund to Teligent an amount equal to all payments received by it in respect of the Item Purchase Price for such Item [redacted] of such Item Purchase Price.

    If Teligent shall, for any reason, be required to return any Item under this Section 1. 3, Teligent shall make such Item available for return on the premises or facility where such Item is then located and Nortel shall be entitled to remove such Item during normal business hours or, if requested by Nortel, Teligent shall, at Nortel's sole expense, deliver such Item, or cause such Item to be delivered, to any location in the continental United States requested by Nortel.

    Except as expressly set forth in this Section 1.3, Teligent shall have no obligation or liability whatsoever in connection with the return of any Core Deliverables (including, without limitation, in connection with a Return Event) arising out of a Termination Event. Unless Teligent expressly elects to keep certain Core Deliverables as provided in this Section 1.3, nothing contained in this
    Section 1.3 or in Section 4.6 shall constitute, or be deemed to constitute, an obligation of Teligent to purchase any Item or to pay any purchase price in respect of an Item; provided, that if no Termination Event shall have occurred on or prior to the Determination Date, this
    Section 1.3 shall no longer apply and shall have no further effect.

    [redacted]

    [redacted]

    [redacted]

    1.5  Turn-Key Services


         1.5.1 Nortel shall offer Buyer the option to purchase from Nortel Services on both a full turn-key (including engineering services but excluding civil works) and a partial turn-key basis as set forth in the Statement of Work, attached hereto as Attachment H.

         1.5.2 Buyer shall be responsible for any and all civil works required under this Agreement, including those set forth in the Buyer's Obligation Section of the Statement of Work, as set forth in Attachment H. Nortel and Buyer shall mutually agree upon civil works ready dates when developing detailed Core Deliverables schedules.

         1.5.3 Nortel shall use only its own personnel or Nortel-qualified third-party service contractors and Nortel shall warrant their performance as set forth in Section 10. Buyer may reasonably request the removal of any Nortel personnel or third-party service contractor and Nortel shall promptly comply.

    1.6 Nortel shall use all reasonable efforts to furnish and install Core Deliverables so that such Core
         Deliverables shall comply in all material respects with all federal, state and local laws and regulations in force on the date of execution of this Agreement, which directly impose obligations upon the manufacturer, seller or installer thereof. Notwithstanding the foregoing, Buyer acknowledges that certain Core
         Deliverables have not yet received required type approval from the Federal Communications Commission
         ("FCC"). Nortel's obligation to furnish Core Deliverables to Buyer is expressly conditioned upon Nortel or its Teligent-Approved Radio Vendor receiving FCC Core Deliverables type approval prior to delivery of such Core Deliverables, unless Buyer can reasonably demonstrate to Nortel that such type approval is not required for operation of such Core
         Deliverables by Buyer, (e.g., situations where Buyer operates the Core Deliverables under an FCC experimental license). The failure of Nortel or its Teligent-Approved Radio Vendor to receive necessary
         Core Deliverables type approval from the FCC and to meet other federal, state and local regulatory requirements shall be regarded as a Force Majeure event under Section 13 of this Agreement.

         Nortel warrants that it and its Teligent-Approved Radio Vendor are vigorously prosecuting the necessary FCC type-approval application(s). Any failure by Nortel or its Teligent-Approved Radio Vendor to use all reasonable efforts to obtain FCC Type-approval prior to the General Availability Dates for such Core Deliverables as specified in Attachment F shall be grounds for Material Breach and give rise to Teligent's right to terminate for cause.


    1.7  Term

         1.7.1 This Agreement shall be in effect on the date last executed and continue for a period of five
                (5) years thereafter ("Term"). This Agreement or any part thereof may be terminated in accordance with the express provisions of this Agreement concerning termination or by written agreement of the Parties.

         1.7.2 The termination of this Agreement or any part thereof shall not affect the obligations of either Party thereunder which have not been fully performed with respect to any accepted Order, unless such Order is expressly terminated in accordance with this Agreement or by written agreement of the Parties.

2.  PURCHASES OF CORE DELIVERABLES

    2.1  Deliverables

         2.1.1 For purposes of this Agreement, the definition of "Core Deliverables" shall mean any Services, Equipment and Software, including Radio Products, drawings, documents, manuals and training, supplied directly by Nortel including any equipment not Nortel-branded ("OEM Equipment"), even if such OEM Equipment is not part of Nortel's standard product offerings.

         2.1.2 For purposes of this Agreement, the definition of "Adjunct Deliverables" shall mean any telecommunications support products supplied by third parties, including ancillary services, directly to Teligent that are in the categories described in Attachment E, attached hereto, and used in connection with Core Deliverables. Teligent shall have the right to acquire and install in its network any Adjunct Deliverable if it is compatible with the Core Deliverables and in compliance with industry standard interfaces, or if Teligent assumes the responsibility for such equipment's non-compliance.

         2.1.3 Before procuring any Adjunct Deliverables, [redacted]. In the event Buyer purchases any Adjunct Deliverable from Nortel, such equipment shall be considered to be a Core Deliverable and not an Adjunct Deliverable. Nortel shall provide Buyer support of such equipment as if it were non-OEM Equipment Core Deliverables.


         2.1.4 Teligent further agrees that by the end of the twelfth (12th) month from the effective date of this Agreement, as defined in Section 1.7.1 herein, at least [redacted] percent [redacted] of the total purchase price of Deliverables financed by Nortel shall be Core Deliverables. By the end of the [redacted] month of from the effective date of this Agreement and on an annual basis thereafter, Teligent agrees that at least [redacted] of the total purchase price of all Deliverables financed by Nortel from the effective date of this Agreement shall be Core Deliverables. These ratios shall include Core Deliverables then on order for delivery under the Standard Intervals set forth in Section 8. In the event that at the end of the [redacted] month from the effective date of this Agreement, and for any following [redacted] month period thereafter, Teligent has failed to purchase enough Core Deliverables to meet the above required percentages, then Teligent shall issue within ninety (90) days additional Orders for Core Deliverables for delivery within Standard Intervals sufficient so as to meet the required percentages.

    2.2  Teligent-Approved Radio Vendor

         2.2.1 Microwave transmission Products supplied as Core Deliverables shall be made only by Teligent-Approved Radio Vendors. Nortel shall be responsible for managing Teligent-Approved Radio Vendors in connection with this Agreement.

         [redacted]

         2.2.3  The process for establishing other Teligent-
                Approved Radio Vendors shall be as follows:

                - In consultation with Teligent senior
                engineering staff, Nortel shall propose specific new Microwave Product(s) to add to the Core
                Deliverables in Attachment G, together with pricing and specifications therefor.

                - Teligent may elect to trial the equipment, with Nortel and the vendor of the proposed Product, according to mutually-agreed costs, tests and scheduling, or Teligent may reject the proposal.

                - If, based on the trial results and other investigation of the proposed vendor's processes and capabilities, Teligent is satisfied that the Product should be added to the Core Deliverables list, Teligent shall notify Nortel in writing that the vendor is a Teligent-Approved Radio Vendor for that Product and Attachment G shall accordingly be modified.

                - Teligent may refuse to certify a vendor or its product in its sole, reasonable discretion and shall provide Nortel the technical and business reasons for such refusal to certify.

         2.2.4 If a Teligent-Approved Radio Vendor is added or dropped, the Parties recognize that changes may be necessary to various terms of this Agreement including the Future Deliverables set forth in Attachment F. The Parties shall negotiate in good faith on such changes.

3.  FORECASTS,  ORDERING AND ADMINISTRATION

    3.1  Forecasts

         3.1.1 Teligent hereby agrees that within one (1) week of the effective date of this Agreement, Teligent shall provide Nortel an initial forecast covering four (4) quarters of Core Deliverables to be purchased during the first year of this Agreement. Such initial forecast shall also include a firm Order for Teligent's Core Deliverables as required to be purchased under
                Section 3.1.2.

         3.1.2  Teligent shall provide Nortel a rolling twelve
                (12) month forecast ("Yearly Forecast") covering Core Deliverables to be purchased. Such Yearly Forecast shall detail the Core Deliverables by product and quantities. Teligent shall update the Yearly Forecast on a quarterly basis. Teligent agrees that the first three (3) months of such Yearly Forecast of Core Deliverables shall represent a non-reducible binding purchase commitment, and at least fifty percent (50%) of the second three (3) months of each Yearly Forecast of Core Deliverables shall also be binding.

        3.1.3 Nortel shall be obligated to deliver to Buyer up to one hundred ten percent (110%) of the first three (3) months of the Yearly Forecast for each type of Core Deliverable products, if ordered, in accordance with the Standard Intervals set forth in Section 8. Core Deliverables in excess of one hundred ten percent (110%) of the first three (3) months of the Yearly Forecast for such Core Deliverables shall be delivered in accordance with Nortel's usual delivery intervals or as mutually agreed by Nortel and Buyer.

   3.2 Orders

       3.2.1 All purchases of Core Deliverables pursuant to this Agreement shall be made by means of Orders issued from time to time by Buyer. Such Order shall be accepted or rejected by Nortel in writing within five (5) business days. If not expressly rejected, an acknowledged Order will be deemed accepted. All Orders shall reference this Agreement and shall be governed solely by the terms and conditions set forth herein.

       3.2.2 When Buyer desires to order Core Deliverables, if any, Buyer shall submit to Nortel's designated representative as defined in Section 3.3, an Order which shall at a minimum specify the following, if applicable:

              (i)    the name of the Buyer placing the Order;

              (ii)   the types and quantities of Core
                     Deliverables, if any, to be furnished by Nortel;

              (iii) the applicable prices, charges and fees with respect to such Core Deliverables, if any;

              (iv)   the location or facility to which the Core
                     Deliverables are to be delivered;

              (v)    the incorporation by reference of this
                     Agreement;

              (vi) the location at which the Core Deliverables are to be installed, if known;

              (vii)  the requested delivery date and/or in-
                     service date;

              (viii) any other information required under this
                     Agreement to be included in an Order.

       3.2.3 Orders shall specify if any Nortel installation Services are required, and Buyer shall provide Nortel all necessary information related to final delivery destination and such installation Services at least two (2) weeks prior to the delivery date set forth in such Order.

       3.2.4 An Order submitted pursuant to this Agreement, and which Nortel has accepted, shall constitute a Contract between the Buyer ordering and Nortel. As long as this Agreement is effective, Nortel may only reject an Order if such Order is not in accordance with the provisions of Section 3.2.2 above, and in that event, Nortel shall specifically identify the precise reasons under which it rejects such Order. The foregoing does not limit any rights Nortel may have under
              Section 3.1.3.


       3.2.5 Buyer may at any time request additions, alterations, deductions or deviations to an Order subject to the condition that such changes and any adjustments resulting from such changes including, but not limited to, schedules and prices, shall be mutually agreed upon and, if so agreed, subsequently detailed in a written revision to the applicable Order ("Change Order"). Buyer acknowledges that a premium charge may be applied by Nortel should Nortel agree to process a Change Order outside of its standard Order processing cycle for a Core Deliverable or in the event that a Change Order requires an additional amount of work (such as engineering) to be undertaken to comply with such changes.

       3.2.6 Buyer's original Order for each new System shall be so identified. Buyer may place supplemental Orders amending the original Order for each System to add Node Equipment for sixty (60) days from the issuance of the original Order, and to add TAS equipment for ninety (90) days from the issuance of the original Order, as long as the TCO configuration is not changed, unless Nortel shall consent to any configuration change. All such Core Deliverables so ordered shall constitute the System.

  3.3  Administration

       3.3.1 Each Party shall delegate a Program Manager sufficient authority to administer day-to-day contract administration matters.

       3.3.2 Five (5) business days prior to the submission of each quarterly forecast described in Section 3.1.2, Nortel's Program Manager shall submit to Buyer's Program Manager an "Issues and Status Report", identifying issues and matters requiring resolution from Nortel's perspective. Concurrently with the purchase forecasts described in Section 3.1.2, the Buyer's Program Manager shall submit to Nortel's Program Manager an "Issues and Status Report" identifying issues and matters requiring resolution from Buyer's perspective. Within ten (10) business days after receiving this report, both Program Managers shall jointly prepare a report confirming the current forecast and addressing the issues and matters identified in the two (2) reports, proposing specific steps to resolve them. These reports shall be prepared in a manner appropriate for submission to senior management responsible for oversight of the Parties' relationship.


4. PRICES

   4.1 Preferred Supplier  Pricing

       4.1.1 Price models for Teligent Central Offices ("TCOs") and Teligent Nodes ("Nodes"), as set forth in Attachment G, include equipment engineering, installation, commissioning and testing services. Teligent Access Site ("TASs") models, as set forth in Attachment G, are priced
              with and without installation.   If installation,
              commissioning, engineering and professional services and any other Core Deliverables, including OEM Equipment, are separately priced outside the Models, then they shall not be subject to the discounts set forth in Section
              4.1.2 or Section 4.2.

       [redacted]

   4.2 [redacted]

       4.2.1  [redacted]

       4.2.2  [redacted]

       4.2.3  [redacted]

       4.2.4  [redacted]

       4.2.5  The percentage discount for Cumulative Purchase
              Volumes shall be determined as follows:

              [redacted]

       4.2.6  [redacted]

       4.2.7  [redacted]

  4.3 Price Adjustments

       4.3.1 Except as specifically provided in this Section, the prices for Core Deliverables, whether purchased in packaged or component form, including Services, standard models, components and Merchandise, as set forth in Attachment G, [redacted]. If not included in Attachment G, prices for Core Deliverables shall be provided to Buyer on a quote by quote basis. [redacted]

       4.3.2 Nortel agrees that pricing for the applicable [redacted], as set forth in Attachment
              G, with at least the functionality of Release 24B2.0 and 16 QAM, shall decline by [redacted] effective the later of either two years after the effective date of this Agreement or when Buyer's aggregate purchases of [redacted], including monies paid to Nortel for installation, reaches [redacted].

       4.3.3 For the applicable Radio Products, Nortel shall offer Buyer additional functionality beyond Release 24B2.0 under the same discount schedules as applied to other Radio Products. Any future features or functionality developed by Nortel for such Radio Products shall not be used as a basis for a price increase if they are: (a) not used by Buyer, or (b) beyond those identified in Attachment F if alternative Radio Products conforming to the features identified in Attachment F are not available from Nortel.

       4.3.4 Buyer may request TCO pricing to include technical support services as set forth in
              Section 18.4 and Nortel shall offer Buyer TCO pricing including such technical support for a metropolitan area.

       4.3.5  [redacted].

  4.4  [redacted]

  4.5 Nortel will prepay freight charges and the cost of any insurance requested by Buyer and invoice Buyer for these items at Nortel's [redacted]. These charges will appear as separate line items on Nortel's invoice.

  4.6 (a) In order to secure the Return Obligations (as defined below), Buyer hereby grants Nortel a security interest in all of its right, title and interest in and to any item of the Core Deliverables in which it has a right, title and interest. As used in the
       Section 4.6, "Return Obligations" shall mean the obligations of Teligent to provide for the return of Core Deliverables if a Termination Event shall have occurred and Teligent shall be required pursuant to
       Section 1.3 to return said Core Deliverables to Nortel.

       (b) The Buyer shall not sell, lease or otherwise dispose of any such item of Core Deliverables or any portion thereof, except, (i) to any wholly-owned subsidiary of the Buyer or any affiliate of the Buyer that is wholly-owned by the parent of the Borrower, or
       (ii) without the prior written consent of Nortel. The Buyer shall not permit to exist any liens, security interests or other encumbrances ("Liens") on any item of Core Deliverables, possession of which has been delivered to the Buyer, other than (a) the Liens created or contemplated hereby, (b) Liens for taxes or assessments, (c) any Liens arising by statute or operation of law, (d) Liens of carriers, warehousemen, mechanics, materialmen and repairmen, (e) Liens contemplated by the Finance Agreement, and (f) and other non-consensual Liens arising in the ordinary course of business.

       (c) Buyer agrees to execute such documents and to take such other action reasonably requested by Nortel to perfect, maintain and preserve Nortel's security interest, including, without limitation, UCC financing statements.

       (d) If Teligent shall fail to provide for the return of any Core Deliverables as provided in Section
       1.3 (a "Default"), Nortel shall have all of the rights and remedies of a secured party under the Uniform Commercial Code ("UCC") consistent with the nature of the Return Obligations. Upon the occurrence of a Default, without limiting the generality of the foregoing, to the extent permitted by, and in accordance with, all applicable laws, Nortel may without demand or notice to the Buyer, collect, receive or take possession of the Core Deliverables or any part thereof and for that purpose Nortel may enter upon any premises on which the Core Deliverables subject to such Default are located and remove the Core Deliverables subject to such Default therefrom.

       (e) Nortel's security interests in each item of Core Deliverables granted pursuant to Section 4.6(a) above (each such item, a "Secured Item", and such items collectively, the "Secured Items") shall continue until the earlier of (i) the purchase price of such Secured
       Item is paid, or has been deemed to be paid, in full and
       (ii) such Secured Item is required to be returned to Nortel pursuant to Section 1.3 and such Secured Item has been returned, at which time, with respect to such Secured Item, (A) the Buyer's obligations and Nortel's rights and remedies under this Section 4.6 shall terminate and be of no further effect, (B) Nortel's security interest in such Secured Item shall terminate and hereby is terminated, and (C) Nortel shall execute and deliver such documents and instruments and take such other actions as may be reasonably requested by Teligent or any lender under the Finance Agreement to effect or evidence the termination of the obligations and security interests under this Section 4.6, including, without limitation, UCC termination statements. In order to provide Teligent with more favorable terms under the Finance Agreement, upon the request of Teligent or any lender under the Finance Agreement, Nortel agrees that it shall use reasonable commercial efforts to accommodate the requests of Teligent or such lender with respect to the priority of its security interests in the Secured Items, and shall cooperate with Teligent and such lender in amending the provisions hereof on such terms as are mutually acceptable to all such Parties.

5. TERMS OF PAYMENT

   5.1 Payments shall be due within [redacted] calendar days from the invoice receipt, but penalties for late payment shall not be assessed until [redacted] calendar days from invoice receipt. Past due amounts shall accrue interest at the lending rate made available to Teligent as in the Finance Agreement. Notwithstanding the foregoing, the final [redacted] payment on a System shall not be due until the later of [redacted] after invoice or [redacted] business days after all Punch List items have been completed.

   5.2 Invoicing Schedule

       5.2.1 The Core Deliverables and Services in a System shall be invoiced as follows:

                   [redacted]  Upon delivery of Core
              Deliverables and/or Services, if any;

                   [redacted]  Upon completion of Turnover,
              as set forth in Section 9.1.2; and

                   [redacted]  Upon successful passage of the
              applicable Soak Period and closure of service-affecting items uncovered during the Soak Period.

                    [redacted]

       5.2.2 Orders for Core Deliverables outside of a System, including Merchandise, which require no installation by Nortel shall be invoiced at [redacted] upon delivery to Buyer.

                    Orders for TASs outside of a System in which
              Nortel provides installation Services, or Orders in which the purchase price of Core Deliverables requiring Nortel installation Services is less than [redacted], shall be invoiced at [redacted] upon completion of installation and passage of any relevant ATPs.

                    Orders for Nodes and TCO Expansions which are
              not part of a System, and Orders requiring Nortel installation Services which exceed [redacted] shall be invoiced in accordance with the following schedule:

                    [redacted]  upon delivery;
                    [redacted]  upon completion of installation
              Services and passage of relevant ATPs; and
                    [redacted]  upon closure of Punch List.

      5.2.3 The initial list of spare parts for a System, as provided in Nortel's recommended spares list set forth in Attachment G shall be invoiced as set forth in Section 5.2.1. Subsequent Orders for individual Merchandise spare parts, Documentation and software releases shall be invoiced [redacted] upon delivery.

      5.2.4  [redacted]

      5.2.5  [redacted]

  5.3 [redacted]

      5.3.1  [redacted]

      5.3.2  [redacted]

      5.3.3  [redacted]

  5.4 Nortel shall not be entitled to claim payment for partial deliveries where the effect of the partial delivery prevents Buyer from making beneficial use of the facilities in question. If Buyer can make beneficial use of the facilities in question, then Nortel shall be entitled to payment for those goods or services delivered and performed.

  5.5 Where Core Deliverables that are part of a System Order have not been installed at the time of System ATP primarily due to circumstances within Buyer's control, then such Core Deliverables shall be deemed installed for purposes of invoicing and payment.

6. TAXES

   Unless Buyer furnishes Nortel with tax exemption certificates in a form acceptable to taxing authorities, Buyer shall, at Nortel's direction and pursuant to a valid invoice therefor, promptly pay to Nortel or pay directly to the applicable government or taxing authority, if requested by Nortel, taxes and charges which may be imposed by any federal, state, or local governmental or taxing authority arising hereunder, such as, but not limited to all such taxes and charges relating to the purchase, license, ownership, possession, use, operation and/or relocation of any Equipment, Software, or Services furnished by Nortel pursuant to this Agreement, excluding, however, all taxes computed upon the net income of Nortel. Nortel shall cooperate with the electronic delivery of Software if requested by Teligent. Teligent shall be obligated to pay associated penalties and interest only if such charges are imposed materially due to Teligent's negligent or deliberate failure to pay after being given adequate (at least thirty (30) days) notice of such tax liability. Buyer's obligations pursuant to this Section 6 shall survive any termination of this Agreement.

   Prices of imported equipment in the Core Deliverables, if any, are destination duty paid and applicable duties, if any, are included in the price.

7. RISK OF LOSS, TITLE AND DELIVERY

   7.1 Risk of loss or damage and title to Core Deliverables (excluding Software) shall pass to Buyer upon delivery to the loading dock at the installation site or other delivery location specified by Buyer in its Order, and Buyer shall keep such Core Deliverables fully insured for the total amount then due Nortel for such Core Deliverables. Buyer shall cause its insurers with respect to such Core Deliverables to name Nortel as loss payee as Nortel's interests may appear. Nortel shall remain responsible at all times for loss caused by Nortel or its contractors.

   7.2 Buyer shall receive a license to use Software subject to the terms set forth in Attachment B.

   7.3 When Buyer submits an Order requesting Nortel provide installation, Nortel shall be responsible for all staging and delivery of Core Deliverables to the job site. When Nortel does not provide installation Services, delivery of Core Deliverables, shall be made to a designated Buyer warehouse. In the event Buyer requests Nortel provide warehousing of Core Deliverables and Nortel has sufficient warehouse space available, Nortel shall make such warehouse space available and Buyer shall pay the cost of such warehousing, subject to the grace period and procedure set forth in Sections
       8.2.1 and 8.2.2.

8. INSTALLATION INTERVALS

   8.1 Installation Schedule

       8.1.1 Prior to Buyer placing an Order for installation Services for the First Commercial System, Nortel and Teligent shall agree to an installation schedule for such First Commercial System.

       8.1.2 Subsequent Systems shall be scheduled based upon the following lead times ("Standard Intervals").
              These Standard Intervals shall only apply to forecasted items:

                  TCO equipment for a System:
                    [redacted] from acceptance of Order to
                    completion of  installation and passage
                    of the TCO ATPs.

                  Host Digital Terminals ("HDT") and Passport equipment:
                    [redacted] from acceptance of Order to
                    completion of installation and passage
                    of relevant ATPs.

                  Node equipment and TCO expansion equipment:
                    [redacted] from acceptance of Order to
                    completion of installation and passage
                    of the Node ATPs.

                  TAS equipment:
                    [redacted] from acceptance of Order to
                    delivery of complete units; or
                    [redacted] from acceptance of Order to
                    completion of installation, if so
                    specified in the Order, and passage of
                    the TAS ATPs.

  8.2 Installation Reschedule

      8.2.1  [redacted]

      8.2.2 In the event Buyer fails to provide Nortel advance notice of its desire as set forth above, Nortel shall be entitled to warehouse such Core Deliverables and to invoice Buyer for all reasonable and directly associated costs incurred by Nortel for such warehousing associated with such rescheduling.


9. ACCEPTANCE TESTING, TURNOVER AND ACCEPTANCE

   9.1 Acceptance Testing

       9.1.1 The Parties shall mutually develop acceptance test procedures ("ATP") and pass/fail criteria for Core Deliverables installed by Nortel. Such ATP shall consist of separate test plans for each of the major network elements provided by Nortel hereunder and, with respect to a System, an additional acceptance test plan for the System as an integrated whole ("System ATP").

       9.1.2  [redacted]

       9.1.3  [redacted]

       9.1.4  [redacted]

       9.1.5 If Nortel does not install the Core Deliverables furnished hereunder, Nortel shall, prior to delivery of such, perform factory acceptance tests in order to confirm that such Core Deliverables are in accordance with the applicable Specifications. Nortel shall include with the shipment of any such Core Deliverables a certified copy of the test results demonstrating passage of such factory tests where normally available. Unless Buyer notifies Nortel to the contrary within [redacted] of the delivery of such Core Deliverables, Buyer shall be deemed to have accepted such Core Deliverables based upon such tests and acceptance shall be deemed to have occurred upon the delivery of such Core Deliverables.

       9.1.6 Merchandise equipment shall be deemed accepted upon delivery to the Buyer. Services which are purchased separately from a System shall be deemed to be accepted upon completion of such Services.

       9.1.7  [redacted]

       9.1.8  [redacted]

       9.1.9  [redacted]

       9.1.10 [redacted]

       9.1.11 In the event Buyer notifies Nortel of non-acceptance of a Core Deliverable and Nortel personnel travels to Buyer's installation site to remedy such non-acceptance and determines that non-acceptance is due primarily to a deficiency of the nature described in Section 9.1.10, Nortel may invoice Buyer for investigation of the matter, including the standard labor rate for Nortel's personnel who travel to Buyer's installation site and reasonable travel and living expenses incurred by such personnel.

  9.2 Nortel acknowledges that Buyer may from time to time install certain Adjunct Deliverables not purchased through Nortel, and connect such Adjunct Deliverables to Nortel's Core Deliverables through standardized interfaces. Therefore, the Parties hereby agree, that during such situations when Adjunct Deliverables are installed, by either Nortel or Buyer, at the time of acceptance testing, the System ATP shall verify the proper function of the relevant standardized interface; and where it is verified during such System ATP that such Adjunct Deliverables comply with the relevant interface specification, the attachment of such Adjunct Deliverables to Core Deliverables shall not diminish Nortel's warranty on the Core Deliverables.

  9.3 [redacted]

      9.3.1 [redacted]

      9.3.2  [redacted]

  9.4 Nortel agrees that the Core Deliverables, [redacted] shall comply with open interface standards TR-08 and TR-
      303 and other relevant Bellcore standards for switch interfaces.

  9.5 Nortel shall not ship Core Deliverables unless such Core Deliverables have passed Nortel's standard factory tests. Teligent shall have the right to inspect Nortel's manufacturing facility upon reasonable notice. Teligent shall also have the right to request from Nortel an annual quality audit.

10. LIMITED WARRANTIES AND REMEDIES

   10.1 Nortel warrants that the Core Deliverables shall meet or exceed the performance Specifications in Attachment L, or if Attachment L is silent, in Nortel's current published specifications, for the lesser of [redacted] from Turnover or [redacted] from delivery ("Warranty Period") under normal use and service such equipment and will be free from defective material and faulty workmanship. The Warranty Period may be extended at Teligent's option for an additional [redacted] upon payment of a warranty extension fee. The foregoing warranty shall not apply to items normally consumed during operation of Core Deliverables such as, but not limited to, lamps and fuses. Any installation Service performed by Nortel will be free from defects in workmanship for a period [redacted] from the completion date of such Service. The performance by Nortel of any of its obligations described herein shall not extend the applicable Warranty Period.

   10.2 Subject to Section 10.9, Nortel's obligation under the warranty set forth in Section 10.1 above shall be limited to the replacement or repair, at Nortel's option and expense, of the defective Core Deliverables, or correction of the defective installation Services. Replacement Core Deliverables may be new or reconditioned at Nortel's option, and shall be warranted for the balance of the Warranty Period of the original equipment, or for 90 days, whichever is longer.

   10.3 If Core Deliverables are not free from defects in material or workmanship and/or fail to comply with the applicable Specifications during the Warranty Period, Nortel shall repair, replace or modify the Core Deliverables so that they do comply with the applicable Specifications within [redacted] following receipt of such defective Core Deliverables, or within [redacted] on an emergency basis, if requested expressly by Teligent as set forth in Section 18.3. Subject to the provisions of Section 10.9, Nortel's obligation under this Section 10.3 shall be limited to repair, modification or replacement of the defective Core Deliverables or correction of the defective installation Services.

   10.4 Nortel warrants that any Software licensed by Nortel to Buyer under this Agreement shall function during the Warranty Period of the Equipment (but in any event not less than [redacted]) with respect to which such Software is furnished without any material, service-affecting nonconformance to the applicable Specifications, provided that Buyer shall have paid all Software support fees. If the Software fails to so function, Buyer's sole remedy and Nortel's sole obligation under this warranty is for Nortel to correct promptly such failure to ensure that the Equipment performs to Specifications, if the Specifications adequately address the service-affecting aspects of the failure, or, if the Specifications do not adequately address the service-affecting failure, Nortel shall correct promptly such failure to Teligent's reasonable satisfaction, through, at Nortel's option, the replacement or modification of the Software or such other actions as Nortel reasonably determines to be appropriate. Any continuing service-affecting Software failure that materially affects the performance of Core Deliverables shall be treated under Section 10.9, below.

   10.5 Nortel's warranties in Section 10.4 above shall only apply to the portion of the Software actually developed by Nortel, its Affiliates or Teligent-Approved Radio Vendors. All other Software shall be provided by Nortel "AS IS". Nortel shall assign to Buyer on a nonexclusive basis any warranty on such other Software provided to Nortel by the developer of such other Software to the extent of Nortel's legal right to do so. Nortel shall identify any such Software and the extent to which such warranties are assigned prior to shipment.

   10.6 Major Outage Warranty

        10.6.1 [redacted]  During the System Availability
               Warranty Period, Nortel warrants to Teligent that Major Outages, as defined in Section 10.6.2, not attributable to Teligent or a third party's error, resulting from failures of Nortel's Core Deliverables shall be limited to [redacted] cumulative during any calendar quarter. Scheduled outages for any given System shall not be counted against this limit, as long as: (a) a scheduled outage is of less than [redacted] duration, and
               (b) there are no more than [redacted] scheduled outages during a given calendar quarter.
               [redacted] Excluded from this System Availability Warranty are outages due to failure by personnel, not contracted or certified by Nortel, to properly maintain the Core Deliverables or to follow Nortel documents provided to Buyer; third-party events or equipment; and Force Majeure events. Such liquidated damages are to be paid in credits that may be applied against outstanding invoices and/or future Orders placed by Teligent under this Agreement.

        10.6.2 For purposes of this Agreement, "Major
               Outages" shall mean (a) an unscheduled loss of engineered and installed call or data processing capacity (as measured by the most limiting capacity parameter) in excess of [redacted] or
               (b) or any unscheduled service-affecting failure in [redacted] or more of the Nodes (but at least [redacted] Nodes) at any one time (according to the system logs).

        10.6.3 The System Availability Warranty shall apply only to Systems in which the Core Deliverables affected by the Major Outage are purchased according to the models shown in Attachment G, or if the Core Deliverables are of non-standard configurations or have been re-engineered for growth, if the standard recommended spares in connection therewith have been purchased and the engineered redundancy in the Core Deliverables is as recommended by Nortel, such engineered redundancy to be consistent with that reflected in the standard models.

        10.6.4 In no event shall Nortel's liability for such penalties pursuant to this Section 10.6 exceed
               [redacted].

  10.7  Parameter Warranty

        [redacted]


  10.8  Capacity Warranty

        10.8.1 During the Term, Nortel warrants the capacity of the Core Deliverables as specified in Attachment L and its published Specifications.
               For Radio Products, capacity is limited to that specified in Section 10.7(d) minus necessary overhead (i.e., for [redacted] available bandwidth for payload (user data rate) is [redacted]. For [redacted] the available payload is [redacted].) [redacted] Nortel may reduce the capacity based on the provisioning and priority given to different traffic types, as long as it demonstrates to Teligent's satisfaction how it proposes such reduction be made. Additional equipment and costs directly attributable to this breach of this Warranty shall be negotiated by the Parties in good faith.

        10.8.2 If Teligent chooses to license a new Software release, such upgrade may require changes to the capacity or purchases of additional Equipment. Each such Software release shall have a revised capacity warranty based on Teligent's new Equipment and Software configurations. The warranty of the capacity of the Core Deliverables shall be contingent upon Buyer having maintenance on such Core Deliverables adequately and properly performed.


  10.9 During the Warranty Period, in the event Nortel is unable to repair or replace a defective Core Deliverable which is service affecting, and Nortel's inability to repair or replace such material and service affecting defective Core Deliverable exceeds a period of [redacted] then, at Buyer's election, Nortel shall remove such service affecting defective Core
        Deliverable, at Nortel's expense, and reimburse Buyer for any costs or expenses Buyer may incur as a result of the reinstallation of equivalent non-defective product or equipment as well as reimburse Buyer the full Order price of the defective Core Deliverable. Buyer shall submit to Nortel an invoice for such reinstallation costs or expenses and Nortel shall pay Buyer for such amounts. The obligations and remedies set forth herein shall be subject to the conditions set forth in Section 12.

  10.10 The obligations and remedies set forth in this Section 10 shall be conditional upon: the Buyer having properly installed, repaired and maintained the Equipment using Nortel-qualified personnel; the Software not having been modified; no material failure of Buyer to comply with Buyer's Obligations, as set forth in the Statement of Work, any defect or nonconformance not being the result of mishandling, abuse, misuse, improper storage, maintenance or operation by other than Nortel (including use in conjunction with any product which is incompatible with the applicable Core Deliverables or of inferior performance, except as provided in Section 9.2), and/or any error, act, or omission of Buyer described in Section 12.5; the Core Deliverables not having been damaged by fire, explosion, power failure, power surge, or other power irregularity, lightning, failure to comply with all applicable environmental requirements for the Core Deliverables specified by Nortel or any other applicable supplier, such as but not limited to temperature or humidity ranges, or any act of God, nature or public enemy; and written notice of the defect having been given to Nortel within the applicable Warranty Period.

  10.11 The performance by Nortel of any of its obligations in this Section shall not extend the applicable Warranty
        Period, except as specifically stated otherwise herein.

  10.12 Unless Nortel elects to repair or replace defective Equipment at Buyer's facility, all Equipment to be repaired or replaced, whether in or out of warranty, shall be packed by Buyer in accordance with Nortel's instructions and shipped at Buyer's expense and risk of loss to a location designated by Nortel. Replacement Equipment shall be returned to Buyer at Nortel's expense and risk of loss. Buyer shall ship the defective Equipment to Nortel within thirty (30) days of receipt of the replacement Equipment. In the event Nortel fails to receive such defective Equipment within such thirty
        (30) day period, Nortel shall invoice Buyer for the replacement Equipment at the then-current price in effect therefor.

  10.13 If the Core Deliverables returned to Nortel pursuant to the immediately preceding paragraph are determined by Nortel to be beyond repair or are outside the Warranty Period, Nortel shall notify Buyer and if requested Nortel shall sell Buyer replacement Core Deliverables at the then-current contract price between the Parties for such Core Deliverables or if no such contract exists, at Nortel's then-current price for such Core Deliverables. Such repair and replacement Service and notice of any discontinuance of such repair and replacement Service shall be available for a minimum period set forth in
        Section 18. This provision shall survive the expiration of this Agreement.

  10.14 Buyer shall bear risk of loss and shall pay for all transportation charges for Core Deliverables returned to Nortel and Nortel shall bear such risk and pay for transportation charges for repaired or replacement Core Deliverables shipped to Buyer.

  10.15 Subject to Section 2.1.3, with respect to any OEM
        Equipment furnished by Nortel to Buyer pursuant to this Agreement, Nortel shall assign to Buyer on a nonexclusive basis any warranty granted by the party that supplied such OEM Equipment to Nortel to the extent of Nortel's right to do so.

  10.16 Neither Nortel nor Nortel's suppliers, as appropriate, shall have any responsibility for warranties offered by Buyer to any of its customers. Buyer shall indemnify Nortel and Nortel's suppliers, as appropriate, with respect thereto.

  10.17 THE WARRANTIES AND REMEDIES SET FORTH IN THIS SECTION
        -----------------------------------------------------
        CONSTITUTE THE ONLY WARRANTIES OF NORTEL WITH RESPECT TO
        --------------------------------------------------------
        THE CORE DELIVERABLES AND SERVICES AND BUYER'S EXCLUSIVE
        --------------------------------------------------------
        REMEDIES IN THE EVENT SUCH WARRANTIES ARE BREACHED.
        --------------------------------------------------
        THEY ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR
        ----------------------------------------------------
        ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT
        -------------------------------------------------------
        LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS
        -----------------------------------------------------
        FOR A PARTICULAR PURPOSE.  WITH RESPECT TO CLAIMS UNDER
        -------------------------------------------------------
        SECTION 10, NORTEL SHALL NOT BE LIABLE FOR ANY
        ----------------------------------------------
        INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE
        -------------------------------------------------
        WHATSOEVER, BEFORE OR AFTER THE PLACING OF ANY CORE
        ---------------------------------------------------
        DELIVERABLE INTO SERVICE.
        ------------------------

11. LIABILITY FOR BODILY INJURY, PROPERTY DAMAGE AND PATENT
    INFRINGEMENT

    11.1 A party hereto shall defend the other party against any suit, claim, or proceeding brought against the other party for direct damages due to bodily injuries (including death) or damage to tangible property which allegedly result from the negligence, act or omission of the defending party in the performance of this Agreement. The defending party shall pay all litigation costs, reasonable attorney's fees, settlement payments and such direct damages awarded or resulting from any such suit, claim or proceeding.


    11.2 Nortel shall defend Buyer against any suit, claim or proceeding brought against Buyer alleging that any Core Deliverables, excluding OEM Equipment, furnished hereunder infringe any patent, copyright, trademarks or trade secrets enforceable in the United States. Nortel shall pay all litigation costs, reasonable attorney's fees, settlement payments and any damages awarded or resulting from any such suit, claim or proceeding. With respect to OEM Equipment, Nortel shall assign any rights with respect to infringement of patents, copyrights, trademarks, or trade secrets enforceable in the United States granted to Nortel by the supplier of such OEM Equipment to the extent of Nortel's right to do so.

    11.3 The party entitled to defense pursuant to Section 11.1 or 11.2 shall promptly advise the party required to provide such defense of the applicable suit, claim, or proceeding and shall cooperate with such party in the defense or settlement thereof. The party required to provide such defense shall have sole control of the defense of the applicable suit, claim, or proceeding and of all negotiations for its settlement or compromise.

    11.4 Upon providing Buyer with notice of a potential or actual infringement claim, Nortel may (or in the case of an injunction, shall), at Nortel's option, either procure a right to use, replace or modify, or require the return of the affected Core Deliverable for a full refund of the purchase price for the Term of the Agreement and a refund of the depreciated value of the Core Deliverables thereafter.

    11.5 The obligations of Nortel hereunder with respect to any suit, claim, or proceeding described in Section 11.2 shall not apply with respect to Core Deliverables which are (a) manufactured or supplied by Nortel in accordance with any design or any special instruction furnished by Buyer (excluding Buyer's requirement that Nortel's products comply with usual and customary industry standards), (b) used by Buyer in a manner or for a purpose not contemplated by this Agreement, or (c) used by Buyer in combination with other products not provided by Nortel, including, without limitation, any software developed solely by Buyer through the permitted use of Core Deliverables furnished hereunder, provided the infringement arises from such combination or the use thereof. Buyer shall indemnify and hold Nortel harmless against any loss, cost, expense, damage, settlement or other liability, including, but not limited to, attorneys' fees, which may be incurred by Nortel with respect to any suit, claim, or proceeding described in this Section 11.5.

    11.6 The provisions of Sections 11.2 through 11.5 state the entire liability of Nortel and its suppliers and the exclusive remedy of Buyer with respect to any suits, claims, or proceedings of the nature described in
         Section 11.2. Nortel's total cumulative liability, pursuant to Sections 11.2 shall for each infringement claim not exceed [redacted] of the purchase price of the Core Deliverables giving rise to such claim.

    11.7 Each party's respective obligations pursuant to this Section shall survive any termination of this Agreement.

12. REMEDIES AND LIMITATION OF LIABILITY

    12.1 In the event of any material breach of this Agreement which shall continue for thirty (30) or more days after written notice of such breach (including a reasonably detailed statement of the nature of such breach) shall have been given to the breaching party by the aggrieved party, the aggrieved party shall be entitled at its option to avail itself of any and all remedies available at law or equity, except as otherwise provided in this Agreement.

    12.2 In addition to any other remedy that may be available to Buyer at law or equity, should Nortel fail to meet an in-service date as set forth in an accepted Order, and the cure period to remedy such failure shall have expired without cure, Buyer shall be entitled to cancel this Agreement upon thirty (30) days written notice to Nortel. In the event of such cancellation, Buyer shall pay Nortel for all Core Deliverables delivered by Nortel prior to the cancellation of this Agreement which Buyer desires to retain; and Teligent shall not be responsible for any True-Up Amount, as set forth in Section 4.2.

    12.3 Nortel shall have the right to suspend its performance by written notice to Buyer and forthwith remove and take possession of all Core Deliverables that shall have been delivered to Buyer, if, prior to payment to Nortel of any amounts due pursuant to this Agreement with respect to such Core Deliverables, Buyer shall (a) become insolvent or bankrupt or cease, be unable, or admit in writing its inability, to pay all debts as they mature, or make a general assignment for the benefit of, or enter into any arrangement with, creditors, (b) authorize, apply for, or consent to the appointment of, a receiver, trustee, or liquidator of all or a substantial part of its assets or have proceedings seeking such appointment commenced against it which are not terminated within ninety (90) days of such commencement, or (c) file a voluntary petition under any bankruptcy or insolvency law or under the reorganization or arrangement provisions of the United States Bankruptcy Code or any similar law of any jurisdiction or have proceedings under any such law instituted against it which are not terminated within ninety (90) days of such commencement.

    12.4 EXCEPT FOR A BREACH BY BUYER OF NORTEL'S SOFTWARE LICENSE OR AN INDEMNIFICATION UNDER SECTION 11.1, NOTHING IN THIS AGREEMENT SHALL MAKE EITHER PARTY LIABLE FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY NATURE WHATSOEVER FOR ANY BREACH OF THIS AGREEMENT WHETHER THE CLAIMS FOR SUCH DAMAGES ARISE IN TORT, CONTRACT, OR OTHERWISE.

    12.5 A Party shall not be liable for any additional costs and expenses resulting from (a) errors, acts or omissions of the other Party, including, but not limited to, inaccuracy, incompleteness or untimeliness in the provision of information by the other Party to the first Party or (b) the fulfillment by the other Party of any of its obligations under this Agreement. In such event, the other Party shall pay the first Party the amount of any such costs and expenses incurred by the first Party.

    12.6 [redacted]

    12.7 [redacted]

    12.8 [redacted]

    12.9 Dispute Resolution

         12.9.1 If Nortel and Buyer are unable to resolve any disagreement or dispute arising under this Agreement, including without limitation, the failure to agree upon any item requiring a mutual agreement of the Parties hereunder, then Nortel and Buyer resolve the disagreement or dispute as follows:

         12.9.2 Either party may refer the matter to a Vice President or General Manager of the Parties by giving the other party a notice. Within fifteen
                (15) days after delivery of a notice, the relevant officials of both Parties shall meet at a mutually acceptable time and place to exchange relevant information and to attempt to resolve the dispute.

         12.9.3 If the matter has not been resolved within thirty (30) days after delivery of a notice, or if the relevant officials fail to meet within fifteen
                (15) days after delivery of a notice, either party may initiate mediation. The Parties shall submit the dispute to a sole mediator selected by the Parties or, any time at the option of a party, to mediation by the American Arbitration Association ("AAA"). The mediation proceeding shall be in the County of Fairfax, Virginia. Each party shall bear its own expenses and equal share of the mediator and fees of the AAA. The Parties, their representatives, other participants and the mediator shall hold the existence, content and result of mediation in confidence. If such dispute is not resolved by such mediation, the Parties shall have the right to resort to any remedies permitted by law. All such defenses based on passage of time shall be tolled pending the termination of the mediation. Nothing in this clause shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending mediation. A request by a party to a court for such injunctive relief shall not be deemed a waiver of the obligation to mediate.

         12.9.4 The Parties shall agree to binding arbitration under AAA rules under the Federal Arbitration Act in Fairfax, Virginia, except for claims involving antitrust, intellectual property rights and claims where a third party can be impleaded.

13. FORCE MAJEURE

    If the performance by a party of any of its obligations under this Agreement shall be directly, materially and unavoidably interfered with by reason of any circumstances beyond the reasonable control of that party, including without limitation, unavailability of supplies or sources of energy, power failure, breakdown of machinery, or labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts, then that party shall be excused from such performance for a period equal to the delay resulting from the applicable circumstances and such additional period as may be reasonably necessary to allow that party to resume its performance, as long as that party has diligently pursued alternative means of performance, if legally available to it. With respect to labor difficulties as described above, a party shall not be obligated to accede to any demands being made by employees or other personnel. If Nortel's performance is suspended or materially reduced due to force majeure for more than six (6) months, Buyer may terminate this Agreement for cause.

14. CONFIDENTIAL INFORMATION

    Confidential Information exchanged under this Agreement shall be governed by the terms and conditions of the Nondisclosure Agreement between the Parties, dated June 6, 1997, attached hereto as Attachment M, except that the term of the Nondisclosure Agreement shall be extended to conform with the Term of this Agreement, and the Parties' obligations under the Nondisclosure Agreement shall survive any termination of this Agreement.

15. ADDITIONAL OBLIGATIONS OF NORTEL

    15.1 [redacted]

    15.2 Nortel shall, upon Buyer's request, provide Buyer with copies of its then current training catalogue and schedule of courses whenever Nortel provides such catalogue and schedule to Nortel's customers. Upon the request of Buyer, Nortel shall provide Buyer such additional training as Buyer requests, at a time and place mutually agreed upon and at the prices to be quoted for such training. The cancellation fee set forth in the training catalogues shall apply.

    15.3 Nortel shall include its standard Documentation package, if any, with each shipment of a Core Deliverable.
         Nortel shall make the Documentation available on its choice of media, which may include CD-ROM. Nortel shall provide Buyer with any other Documentation that is ordered at its then-current pricing therefor. Documentation provided via Nortel's CD-ROM media may be printed and copied to the extent necessary for the operation and maintenance of the Core Deliverables to which the Documentation pertains. However, Buyer may not press any copies of CD-ROM discs.

    15.4 Nortel shall offer installation training to Teligent and its contractors whereby such can become certified to install Core Deliverables (except for DMS-500 based equipment). Proper installations made by such certified installers in accordance with Nortel's published installation standards shall carry the same warranty on the Core Deliverables as if the installation were made by Nortel directly.

16. SPECIAL TERMS APPLICABLE TO CERTAIN PRODUCT LINES

    [redacted]

         [redacted]

         [redacted]

         [redacted]

    16.2 Nortel agrees that the base line [redacted] Software release to be initially licensed under this Agreement and to which modifications and/or enhancements will be made is expected to be [redacted]. For all Teligent-Approved Radio Vendor Products, Nortel agrees to maintain the compatibility of any new Software release at the Node with existing TAS equipment in the field without requiring a site visit for at least 2 previous complete versions, or two (2) years, whichever period is longer. The foregoing compatibility requirement applies only when Radio Products are manufactured by the same vendor. Teligent recognizes that the installed TAS equipment base may not support new functionality or features, but such installed equipment base shall continue to interface and inter-operate at its then current level of functionality and features with such new Nodes or TCO software Core Deliverables contingent upon the above criteria.

    16.3 [redacted]

17. HAZARDOUS MATERIALS

    17.1 Prior to issuing any Order for Services to be performed at Buyer's facilities, Buyer shall identify and notify Nortel in writing of the existence of all Hazardous Materials which Nortel may encounter during the performance of such Services, including, without limitation, any Hazardous Materials known to Buyer contained within any equipment to be removed by Nortel.

    17.2 If Buyer breaches its obligations pursuant to Section 17.1, (a) Nortel may discontinue the performance of the appropriate Services until all the applicable Hazardous Materials have been removed or abated to Nortel's satisfaction by Buyer at Buyer's sole expense, and (b) Buyer shall defend, indemnify and hold Nortel harmless from any and all damages, claims, losses, liabilities and expenses, including, without limitation, attorneys' fees, which arise out of Buyer's breach of such obligations. Buyer's obligations pursuant to this
         Section 17.2 shall survive any termination of this Agreement.

    17.3 Nortel warrants that it shall not knowingly introduce any Hazardous Materials to the premises without Buyer's knowledge and consent, and, if it does so, (a) removal and abatement of same shall be at Nortel's sole expense and (b) Nortel shall defend, indemnify and hold Buyer harmless from any and all damages, claims, losses, liabilities and expenses, including, without limitation, attorneys' fees, which arise out of Nortel's breach of such obligations. Nortel's obligations pursuant to this
         Section 17.3 shall survive any termination of this Agreement.

18. CONTINUING AVAILABILITY AND SUPPORT OF CORE DELIVERABLES

    18.1 For a period of [redacted] following the date of last sale of the affected Core Deliverable, excluding OEM Equipment but including Radio Products, Nortel shall make spare parts, or their functional equivalent, available for purchase by Buyer, so that Buyer may meet existing obligations relative to such Core Deliverable. The prices charged for the spare parts following the termination of this Agreement shall be Nortel's then current published list price or its then current policy. Nortel shall use its best endeavors to obtain similar terms from OEM suppliers.

    18.2 [redacted]

    18.3 During the Warranty Period, Nortel shall provide Buyer emergency replacement for Core Deliverables (new, repaired, or functionally equivalent) within [redacted] of a verbal request from the Buyer. This service is available twenty-four (24) hours a day, including holidays. After the Warranty Period, emergency service shall be provided at Nortel's current rates for such service.

    18.4 During the Term, Nortel shall offer Buyer, as an option, technical support services, whereby Nortel supplies Teligent up to three (3) experts in each metropolitan area for a period of up to six (6) months following acceptance of a System, extended upon notice by Buyer. The Parties agree that initially the experts required will be one (1) switching expert, one (1) operations and maintenance expert and one (1) radio systems expert, but the precise set of skills will be determined on a metropolitan area-by-metropolitan area basis as mutually agreed to by the Parties. TCO pricing including such technical support services shall be provided to Buyer as set forth in Section 4.3.4.

[redacted]

20. SUBCONTRACTING

    Nortel may subcontract any of its obligations under this Agreement, but no such subcontract shall relieve Nortel of primary responsibility for performance of its obligations and for ensuring that any such subcontractors adhere to Nortel's relevant obligations in the performance of their duties, including, but not limited to, obligations with respect to Confidential Information.

21. REGULATORY COMPLIANCE

    In the event of any change in the Specifications or Nortel's manufacturing or delivery processes for any Core Deliverables as a result of the legally-proper imposition of new and material requirements by any government body or agency of competent jurisdiction, Nortel may upon notice to Buyer, increase its prices, charges and fees to cover the added costs and expenses directly incurred by Nortel as a result of such change.


22. GENERAL

    22.1 If any of the provisions of this Agreement shall be invalid or unenforceable under applicable law and a party deems such provisions to be material, that party may terminate this Agreement upon notice to the other party. Otherwise, such invalidity or unenforceability shall not invalidate or render this Agreement unenforceable, but this Agreement shall be construed as if not containing the particular invalid or unenforceable provision and the rights and obligations of the Parties shall be construed and enforced accordingly.

    22.2 A party shall not release without the prior written approval of the other party any advertising or other publicity relating to this Agreement wherein such other party may reasonably be identified. In addition each party shall take reasonable precautions to keep the existence and the contents of this Agreement confidential so long as this Agreement remains in effect and for a period of three (3) years thereafter, except as may be reasonably required to enforce this Agreement or by law.

    22.3 The construction, interpretation and performance of this Agreement shall be governed by the laws of the State of New York, except for its rules with respect to the conflict of laws.

    22.4 Neither party may assign or transfer this Agreement or any of its rights hereunder without the prior written consent of the other party, such consent not to be unreasonably withheld, except Buyer's consent shall not be required for any assignment or transfer by Nortel (a) to any Affiliate of all or any part of this Agreement or of Nortel's rights hereunder, or (b) to any third party of Nortel's right to receive any monies which may become due to Nortel pursuant to this Agreement.

    22.5 Notices and other communications shall be transmitted in writing by certified United States Mail, postage prepaid, return receipt requested, by guaranteed overnight delivery, or by facsimile addressed to the Parties as follows:

         To Teligent:  Teligent, Inc.
                       8065 Leesburg Pike
                       Suite 400
                       Vienna, Virginia 22182
                       Attention: Laurence E. Harris
                       Senior Vice President and General Counsel
                       Facsimile: (703) 762-5227
                       Telephone: (703) 762-5225


         with a copy to:
                       Hamid Akhavan
                       Vice President Engineering
                       Facsimile:  (703) 762-5101
                       Telephone:  (703)762-5115

        To Nortel:     Northern Telecom Inc.
                       5555 Windward Parkway, Suite B
                       Alpharetta, Georgia 30201-3895
                       Attention: Vice President & G.M, Access
                       Networks
                       Facsimile:  (770) 661-5272
                       Telephone:  (770) 661-4000

         with a copy to:
                       Attention: Peter Farranto, Esq.
                       General Counsel
                       Facsimile:  (770) 661-5272
                       Telephone:  (770) 661-4000

         Any notice or communication sent under this Agreement shall be deemed given upon receipt, as evidenced by the United States Postal Service return receipt Mail if given by certified United States Mail, on the following business day if sent by guaranteed overnight delivery, or on the transmission date if given by facsimile during the receiving party's normal business hours, with a confirming call to the stated individual, his/her named assistant, and/or his/her voice mail box.

         The address information listed for a party in this Section may be changed from time to time by that party by giving notice to the other as provided above.

    22.6 Expiration or termination of the Agreement for any reason will not release either party from any obligations or liabilities set forth in this Agreement which a) the Parties have expressly agree will survive or which remain to be performed, or b) which by their nature tended to be applicable following such expiration or termination.

    22.7 All headings used herein are for index and reference purposes only, and shall not be given any substantive effect. This Agreement has been created jointly by the Parties, and no rule of construction requiring interpretation against the drafter of this Agreement shall apply in its interpretation.

    22.8 Buyer shall not export any technical data received from Nortel pursuant to this Agreement, or release any such technical data with the knowledge or intent that such technical data will be exported or transmitted to any country or to foreign nationals of any country, except in accordance with applicable U.S. law concerning the exporting of such technical data. Buyer shall obtain all authorizations from the U.S. government in accordance with applicable law prior to exporting or transmitting any such technical data as described above.

    22.9 Any changes to this Agreement may only be effected if agreed upon in writing by duly authorized representatives of the Parties hereto. No agency, partnership, joint venture, or other similar business relationship shall be or is created by this Agreement.

    22.10 Nortel will demonstrate that it has normal and customary insurance coverage in reasonable levels to be agreed by the Parties.

    22.11 This Agreement, including the following Attachments A,
          B, C, D, E, F, G, H, I, J, K, L and M, constitutes the entire agreement of the Parties with respect to the subject matter hereof.

NORTHERN TELECOM INC.                               TELIGENT, INC.


By: /s/ J. A. Craig                        By: /s/ K.G. Pickle
   ---------------------                      ----------------------
        (Signature)                              (Signature)

Name:  J.A. Craig                          Name:  K.G.  Pickle
     -------------------                        --------------------
        (print)                                  (print)

Title:  President                          Title:  President
      ------------------                         -------------------

Date:  12/11/97                            Date:   12/11/97
      ------------------                         -------------------


                                ATTACHMENT A
                                ------------
                                DEFINITIONS
                                -----------
   As used in the Agreement (as defined below), the following initially capitalized terms shall have the following meanings:

   "Adjunct Deliverables" shall be as defined in Section 2.1.2.

   "Affiliate" shall mean Nortel's parent corporation, Northern Telecom Limited and any corporation controlled directly or indirectly by Northern Telecom Limited through the ownership or control of shares or other securities in such corporation.

   "Attachments" shall mean Attachments A, B, C, D, E, F, G,
H, I, J, K, L and M attached hereto, and any additional
Attachments which Nortel and Buyer subsequently agree in writing shall be incorporated into, and made a part of the Agreement by reference.

   "Agreement" shall mean the Agreement to which this Attachment is attached.

   "Buyer" shall mean Teligent and any Strategic Partner purchasing Core Deliverables hereunder.

   "Confidential Information" shall be defined as in the Nondisclosure Agreement, set forth in Attachment M.

   "Core Deliverables" shall be as defined in Section 2.1.1.

   "Critical Event" shall mean [redacted]

   "Deliverables" shall collectively mean Core Deliverables

and Adjunct Deliverables.

   "Documentation" shall mean the documents which Nortel generally makes available to its customers containing descriptive, operating, installation, engineering and maintenance information for Core Deliverables, including
Specifications, as such documents may be amended from time to time.

   "Equipment" shall mean the hardware listed or otherwise identified in, or pursuant to, Attachment G.

   "Extension" shall mean Core Deliverables which are engineered by Nortel and installed and which are added to an Initial System after the Turnover of the Initial System.

   "Finance Agreement" shall mean the Agreement to be entered into between Nortel and Teligent under which Nortel shall provide financing for the Deliverables.

   "First Commercial System" shall mean the System installed in the first city or metropolitan that becomes ready for commercial service and consists of the following equipment:
[redacted], as more clearly defined in Attachment G.

   "First Soak Period" shall mean [redacted]

   "Hazardous Materials" shall mean any pollutants or dangerous, toxic or hazardous substances (including, without limitation, asbestos) as defined in, or pursuant to, the OSHA Hazard Communication Standard (29 CFR Part 1910, Subpart Z), the Resource Conservation and Recovery Act of 1976 (42 USC Section 6901, et seq.), the Toxic Substances Control Act (15 USC Section 2601, et seq.), the Comprehensive Environmental Response Compensation and Liability Act (42 USC Section 9601, et seq.), and any other federal, state or local environmental law, ordinance, rule or regulation.

   "Merchandise" shall mean any Hardware or other parts or components which are not ordered as part of a System and with respect to which no engineering, installation or other Services are provided by Nortel.

   "Node" shall mean the Teligent Node Models identified in Attachment G.

   "OEM Equipment" shall mean any non-Nortel branded products, but not including Radio Products.

   "Order" shall mean a written purchase order issued by Buyer to Nortel. Each Order shall specify on the face of the Order the types and quantities of Core Deliverables and/or Services to be furnished by Nortel pursuant to the Order, the applicable prices, charges and/or fees with respect to such Core Deliverables and/or Services, Buyer's facility to which the Core Deliverables are to be delivered, the delivery and/or completion schedule, and any other information which may be required to be included in an Order in accordance with the provisions of this Agreement.

   "Parties" shall mean Teligent, Inc. and Nortel.

   "Post Termination Purchases" shall mean those purchases described in Section 4.2.1.


   "Preferred Supplier Status" shall be as defined in Section
19.1.

   "Punch List" shall be as defined in Section 9.1.7

   "Radio Products" shall those products identified as radio products in Attachment G and supplied by a Teligent-Approved
Radio Vendor.

   "Services" shall mean all engineering, installation and integration, training and testing and other services listed or otherwise identified in, or pursuant to this Agreement which may be purchased from or provided by Nortel and which are associated with the Core Deliverables.

   "Software" shall mean (a) programs in machine-readable code or firmware which (i) are owned by, or licensed to, Nortel or any of its Affiliates, (ii) reside in Equipment memories, tapes, disks or other media, and (iii) provide basic logic operating instructions and user-related application instructions, and (b) Documentation associated with any such programs which may be furnished by Nortel to Buyer from time to time.

   "Specifications" shall mean, with respect to any Core Deliverables, the specifications identified in Attachment L. Nortel shall have the right at its sole discretion to modify, change or amend such specifications at any time, provided that the capacity and parameter warranties are not degraded, the provisions of Section 9.4 are retained, and the ATPs are not modified, without Teligent's prior approval.

   "Strategic Partner" shall mean any company designated by Teligent through a formal Strategic Partnership Arrangement as set forth in Section 1.4.2.

   "Strategic Partnership Arrangement" shall mean any of the conditions set forth in Section 1.4.2.

   "Subsequent System" shall mean the System installed in any new city or market, as may be configured by Buyer for that city or market, usually consisting of [redacted]. More than one (1) Subsequent Initial System may be installed in a given city or market.

   "Subsequent System Soak Period" shall mean a period of [redacted] consecutive operational days without a Critical Event due to Core Deliverables (but not due to Teligent's or a third party's error) must be demonstrated in a Subsequent System.

   "System" shall mean the First Commercial System and any Subsequent System.

   "Teligent Approved Radio Vendor" [redacted]

    "Turnover" shall mean [redacted]

   "Third Party Software Vendor" shall mean any supplier of programs contained in the Software which is not an Affiliate of Nortel.

                            ATTACHMENT B
                            ------------
                          SOFTWARE LICENSE
                          ----------------

1. Buyer acknowledges that the Software may contain programs which have been supplied by, and are proprietary to, Third Party Software Vendors. In addition to the terms and conditions herein, Buyer shall abide by any additional terms and conditions provided by Nortel to Buyer with respect to any Software provided by any Third Party Software Vendor.

2. Upon Buyer's payment to Nortel of the applicable fees with respect to any Software furnished to Buyer pursuant to this Agreement, Buyer shall be granted a personal, non-exclusive, paid-up license to use the version of the Software furnished to Buyer only in conjunction with Buyer's use of the Equipment with respect to which such Software was furnished for the life of that Equipment as it may be repaired or modified. Buyer shall be granted no title or ownership rights to the Software, which rights shall remain in Nortel or its suppliers.

3. As a condition precedent to this license and to the supply of Software by Nortel pursuant to the Agreement, Nortel requires Buyer to give proper assurances to Nortel for the protection of the Software. Accordingly, all Software supplied by Nortel under or in implementation of the Agreement shall be treated by Buyer as the exclusive property, and as proprietary and a TRADE SECRET, of Nortel and/or its suppliers, as appropriate, and Buyer shall:
    a) hold the Software, including, without limitation, any methods or concepts utilized therein in confidence for the benefit of Nortel and/or its suppliers, as appropriate; b) not provide or make the Software available to any person except to its employees on a 'need to know' basis; c) not reproduce, copy, or modify the Software in whole or in part except as authorized by Nortel; d) not attempt to decompile, reverse engineer, disassemble, reverse translate, or in any other manner decode the Software; e) issue adequate instructions to all persons, and take all actions reasonably necessary to satisfy Buyer's obligations under this license; and f) forthwith return to Nortel, or with Nortel's consent destroy, any magnetic tape, disc, semiconductor device or other memory device or system and/or Documentation or other material, including, but not limited to all printed material furnished by Nortel to Buyer which shall be replaced, modified or updated. The foregoing restrictions shall not apply to the maintenance of the Software by Teligent when Nortel no longer offers support for such Software or any update thereto.

4. The obligations of Buyer hereunder shall not extend to any information or data relating to the Software which is now available to the general public or becomes available by reason of acts or failures to act not attributable to Buyer.

5. Buyer shall not assign this license or sublicense any rights herein granted to any other party without Nortel's prior written consent.

6. Buyer shall indemnify and hold Nortel and its suppliers, as appropriate, harmless from any loss or damage resulting from a breach of this Attachment B.
    The obligations of Buyer under this Attachment B shall survive the termination of the Agreement and shall continue if the Software is removed from service.


                                ATTACHMENT C
                                ------------

                           FAULT CLASSIFICATIONS
                           ---------------------

      As different types of problems require different levels of reaction, a Nortel Priority Classification system is set up to establish a relationship between the reported problems and appropriate level of reaction and resolution. The Priority System is based upon problem's direct or potential effect upon subscriber service. Each reported problem is assigned priority rating accordingly.

      The Priority System has five levels:

            E1    Emergency:   Severe Degradation or Outage

            E2    Emergency:   Potential Degradation or Outage

            S1    Non-Emergency:   Service-Affecting Problem

            S2    Non-Emergency:   Intermittently Service Affecting

            NS    Non-Service Affecting Problem

      The resolution objective for E1 or E2 Emergency classification is immediate and continuous assistance until the service level is restored to pre-incident operation. For assistance in such E1 or E2 Emergency, please call [redacted]. The resolution objective for non-emergency condition is to provide a status response in [redacted] and solution to the problem in [redacted] for S1 Classification or [redacted] for S2. The resolution objective for non-service affecting condition is to provide a status response in [redacted] and a fix, if applicable, will be scheduled for future standard hardware, software or Documentation update or revision.

      In the event that Nortel believes that other actions may be more economically or strategically beneficial to the Buyer, Nortel may recommend actions different from those described. In such case, the Buyer will not unreasonably withhold its consent to such alternative actions.

       The following is a detailed description of priority ratings:

            E1  -  Emergency:  Severe Degradation or Outage

                  i)   System ceased call processing
                 ii)   [redacted] or more subscribers out of service;
                iii)   [redacted] or more trunk circuits out of service;

            E2  -  Emergency:  Potential Degradation or Outage

                  i)   [redacted]
                 ii)   [redacted]

            S1  -  Service Affecting Problem

                  i) Problems directly and continuously affecting subscriber service, not specified under E1 or E2;
                 ii) Problems that will seriously impair service after in-service date;

            S2  -  Intermittently Service Affecting Problem

                  i)   Software and hardware faults that only
                       intermittently affect service;
                 ii) Documentation errors that result service impairments;
                iii) Problems where operating company can show significant impact upon plant and traffic operations

            NS  -  Non-Service Affecting Problem

                  i) Service analysis, operational measurements, or system-related Documentation inaccuracies that do not affect call processing or revenue collection capabilities;
                 ii)   Non-service affecting software inconsistencies;
                 iii) Loss of test facilities for which manual procedures or alternate test equipment can be readily substituted.



                             ATTACHMENT D
                             ------------
                      CORE DELIVERABLES SUPPORT
                      -------------------------

1.  WARRANTY SUPPORT

    Except for the items provided at no additional costs specified in Section 19, the following terms apply to Warranty Support:

    1.1   Remote (off-site) Assistance

          Technical support offered at no charge to Buyer during the Warranty Period includes Remote (off-site) assistance to Buyer's trained personnel in resolving
          Core Deliverables operational and compatibility problems.

          Remote (off-site) assistance consists of one or more of the following:

              a) Over-the-phone consultations and guidance at 1-800-275-8726.

              b) Interrogation and analysis of systems over data lines from Nortel's service facility. (**Please note: If system access over data lines is not provided by the customer, regardless of the problem cause, support charges may apply.)

              c) Other activity directly related to problem resolution, where Nortel travel is not involved.

          If after investigation, Nortel determines that the problem was caused by equipment, software, or conditions not attributable to Nortel then such technical assistance shall be billable to Buyer in accordance with Nortel's current rates and procedures as set forth in Section 3 of this Attachment.

          Calls to Nortel's service facilities during Nortel's off-hours shall be limited to Core Deliverable failures directly affecting service that Buyer could not resolve by following standard troubleshooting procedures, covered by NTPs.

    1.2   Local (on-site) Assistance

          Local (on-site) assistance by Nortel field engineers is also available as part of the warranty support. To qualify for Local (on-site) assistance without charge, the following efforts must have been exhausted prior to the field trip:


              a)  Buyer has determined that the Core
                  Deliverable is the source of the problem; and

              b) Buyer was unable to resolve the problem by using standard troubleshooting procedures covered by applicable NTP's; and

              c) Nortel 's engineer could not resolve the problem remotely with full cooperation of Buyer's personnel.

          Local on-site assistance, provided at Buyer's request, that does not meet above requirements is billable in accordance with Nortel's current rates and procedures as set forth in Section 3 of this Attachment. If after investigation, Nortel determines that the need for Local (on-site) assistance was not caused by the Equipment, Software nor conditions attributable to Nortel then, such technical assistance and associated travel and living expenses shall be billable to Buyer at Nortel's current rates and procedures as set forth in Section 3 of this Attachment.

          The following types of assistance fall outside the scope of warranty support and are billable;

              a.  Local (on-site) assistance with system
                  verification and pre-service testing, where required by the Buyer.

              b. Local (on-site) assistance for Software upgrades, where required by the Buyer.

              c. Analysis to determine origins of the fault and resolution of technical problems associated with equipment or software not furnished by Nortel.

              d. Non-emergency calls for technical assistance during Service Center off-hours.

              e. Consultation in excess of [redacted] on matters that are adequately covered by standard
                  Documentation and/or for which training programs are available, including Software upgrades.

2.  OUT-OF-WARRANTY SUPPORT

    Technical assistance as set forth in Section 1 of this Attachment is available for out-of-warranty Equipment and is billable at the current rates and procedures as set forth in Section 1 of this Attachment.


3.  TECHNICAL SERVICE RATES

    All billable technical services are billed at hourly rate plus expenses as defined herein.

    Billable expenses include coach air travel, economy car rental and mutually-agreed per diem meals and lodging costs for Nortel's service representatives, if the job site is more than [redacted] from the representative's normal place of employment, and long distance telephone and data link charges and other costs which are directly related to the service effort. These expenses shall be augmented by [redacted] handling and administration charge.

    For Local (on-site) assistance service, both work and travel time to the site are included and charged as applicable. Minimum charge for Local (on-site) assistance service is [redacted] plus expenses.

    Minimum charge for Remote assistance service shall be one
    (1) hour, billable according to the rate structure listed below.

    The following standard rates are in effect for these procedures:

    i)   REGULAR WORKING HOURS (STD)-        [redacted]
    ii)  OVERTIME 1 RATE (OT1)               [redacted]
    iii) OVERTIME 2 RATE (OT2)-              [redacted]

    Overtime may only be worked with Teligent's express approval. Work required during Overtime periods necessitated due to Nortel's or its contractor's acts, errors or omissions, shall be billed only at Standard rates.

    Buyer's Local Time   0000      0800      16:30       2400
                         Midnight  8:00 a.m.  4:30 p.m.  Midnight
    MON-FRI              OT1        STD                  OT1
    SAT                             OT1                  OT1
    SUN/HOLIDAYS                               OT2

    NOTE:  Nortel observed holidays are:  New Year's Day,
    Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the day after, and Christmas week.

    The telephone number for the Broadband Technical Support
    Group is as follows:

    Non-Emergency Support:  1-800-ASK TRAN(1-800-275-8726)
    Emergency Support:  1-800-ASK ETAS (1-800-275-3827)

                              ATTACHMENT E
                          ADJUNCT DELIVERABLES

             Adjunct Deliverables - Section 2.1.2


AC and DC power systems, including rectifiers and batteries
Grounding Systems
Antennas and Coax Cabling Systems
TCO Cabling & Cable Termination Equipment
HVAC Equipment
Stand-By Generators
Fire Protection Systems
Alarm Reporting & Monitoring Systems
Network Management Systems
Provisioning Systems
Billing Systems
Customer Care Systems
Fraud Management Systems
Voice Mail Equipment
Signal Transfer Point (STP) Equipment
Service Control Point (SCP) Equipment
AIN Platform Equipment & Software
Synchronization Equipment
DACS Equipment
Digital cross-connect (DSX) Equipment
Fiber cross-connect Equipment
Multiplex Equipment
Channel Bank Equipment
IP Network Platform Equipment
WAN Network Equipment
Point-to-Point Microwave Equipment

                                   ATTACHMENT F
                       Future Deliverables - Section 4.4

Preamble: A number of questions have been raised on the measurement methodology of many of the points below, and Nortel compliance will depend on the determination of specific test plans which need to be agreed upon.

[redacted] renamed Proximity B product with availability as follows:
     24B1.0  Gate 1B -[redacted]
     24B2.0  General Availability -[redacted]
     24B3.0  General Availability -[redacted]

The failure of Nortel to deliver the features described below by the date indicated will result in a discount being applied as described in Section 4.4:

Description of Future Deliverable               Discount      Date


1
2                       [redacted]
3
4
5
6
7
8


                                  ATTACHMENT G

                                   PRICING

The following models are as revised by Nortel through December
11, 1997.

Merchandise pricing is as presented by Nortel through November
25, 1997.

TCO component pricing is to be supplied, reflecting net prices.


                    Section 1:  High Level Model Overview
                    -------------------------------------

            [redacted]

In order to simplify ordering, Teligent equipment has been partitioned into the following stock models for point to multi-point wireless networks. Each model is described in detail in the following sections, pricing is at the Teligent base level and does not include applicable volume discounts. Additional models for point-point wireless networks are provided in Appendix 1.


Services Matrix
---------------
Program Management                                I    I     I    O
Engineering, Installation & Testing               I    I     O    O
Power plant (sufficient to Nortel equipment       I    I     I    N/A
On-line technical assistance                      I    I     I    O
Delivery                                          I    N     N    N/A

I = Included, O = Optional, N = Not Included, N/A = Not Applicable

Items Excluded from All Models (except where otherwise stated)
-------------------------------------------------------------
 - Ancillary equipment including but not limited to HVAC, DACS/DSX, cable racks
 - Applicable taxes


                    Section 2: Teligent Central Office Models
                    -----------------------------------------

TCO Base Model: [redacted]
--------------
A TCO start-up configuration to serve[redacted] voice lines assuming a [redacted] concentration level. This model includes all necessary DMS-500, AccessNode HDT and Power equipment:

 - One (1) DMS-500 Switch
   Including:

    [redacted]

    [redacted]

    [redacted]

TCO Voice Expansion Model
-------------------------
[redacted] (when ordered and installed at the same time as TCO base model) [redacted](when ordered and installed after the TCO base model)

   -

  This increases the TCO capability by [redacted] voice lines assuming a [redacted] concentration level. This model includes all necessary DMS-500, AccessNode HDT Power equipment. Since Passport equipment also serves data requirements it is provided in a separate model.
  DMS-500 Switch Equipment
  Including:
     [redacted]

TCO Trunk Expansion Model
-------------------------
  [redacted] when ordered and installed at the same time as TCO base model)

  [redacted] when ordered and installed after the TCO base model)

This increases the TCO capability by [redacted]. This model includes the following:

  [redacted]

TCO Passport Model (Phase 1): [redacted]
---------------------------
This model provides TCO Passport capability to serve voice and data lines by [redacted] and includes the following:

  [redacted]

Passport Spares Model (Phase 1): [redacted]
---------------------
Recommended spares kit (per TCO) contains the following:

  [redacted]

TCO Passport Model (Phase 2):   [redacted]
----------------------------
This model provides TCO passport capability to serve voice and data lines by [redacted] using new development 2 port channelized DS3 card and includes the following:

   [redacted]

Passport Spares Model (Phase 2): [redacted]
------------------------------
spares kit (per TCO) contains the following:

   [redacted]

TCO Passport Model (Phase 1): DS-3 to OC-3 Upgrade: [redacted]
---------------------------------------------------

   [redacted]


Section 3: Teligent Node Models
-------------------------------

TN's are modeled in increments of [redacted]. The table below shows the number of components required for each size of TN in terms of DS-1 capacity. All models contain an MDS50 Power system equipped with 1 HELIOS 15 Amp rectifier and [redacted] battery reserve (for full configured system -
820 w).

The provisioning rules are slightly different between Release 1 of the radio and Release 2 (refer to the technical proposal) - there is no difference in pricing between the two releases until the base station reaches a capacity of [redacted].

Release 1 model
--------------
BRU per Sector
--------------
   BSS
   BSU
   BMU
   BRU
   RSM                         [redacted]
   Cable
   Mounting
   Bay
   Power
   Battery
   Doc
  ---------
  TN Price
  BW in OS-1
  ---------


Release 2 model
--------------
BRU per Sector
--------------
   BSS
   BSU
   BMU
   BRU
   RSM                         [redacted]
   Cable
   Mounting
   Bay
   Power
   Battery
   Doc
  ---------
  TN Price
  BW in OS-1
  ---------

Based on the final design, engineering configuration and optimization, the Parties may agree that fewer component quantities may be required in the Release 2 Models, commensurate with mutually agreed-upon price reductions.

TN Spares Kit: [redacted]
------------------------
spares kit contains the following:

    [redacted]

TN Options
----------
The following items provide options to the basic package. All prices are incremental to the basic package.


TN Cabinet:  [redacted]
----------------------

    - 5" [redacted] Cabinet Packaging


TN OC-3 Interface: [redacted]
----------------------------

   [redacted]


Section 4: Teligent Access Site Models
--------------------------------------
[redacted] TAS Model: [redacted]
--------------------
Installation: [redacted]

A start-up TAS configuration wired to serve [redacted] with rectifiers and batteries sufficient for [redacted]. This model includes all necessary AccessNode Express, Proximity-B Radio and Power equipment including:

       [redacted]

96-Line TAS Model: [redacted]
------------------
Installation: [redacted]                               *********************
A start-up TAS configuration wired to serve            *  supplemental     *
[redacted] lines.  This model includes                 *  exhibit - Diagram*
all necessary AccessNode Express,                      *  filed in paper   *
Proximity-B Radio and Power equipment                  *  format on Form SE*
including:                                             *                   *
                                                       *                   *
    [redacted]                                         *                   *
                                                       *********************
TAS POTS Line Cards:
--------------------
Each line card serves [redacted].

    [redacted]

Upgrades
--------
The following items provide upgrades to
the basic package.  All prices are
incremental to the basic package and
assume purchase and installation with
the basic package.

    [redacted]

              Appendix 1: Supplementary Models for Point-to-Point
              ---------------------------------------------------
                            Wireless Applications
                            ---------------------
The following stock models add point to point wireless capability to the models included in the previous sections.

    [redacted]

Schedule and shipments:
----------------------
First Shipments of Point to Point systems are scheduled to begin on [redacted]. Nortel understands Teligent's desire to ship in January and will make every effort in conjunction with Teligent to improve upon the existing timeline.

TCO Base M13 Model: [redacted]
------------------
Installation/SLAT:[redacted] (when installed at the same time as TCO base model)
Optional Installation/SLAT: [redacted] (when installed after TCO base model)
A start-up package containing [redacted] to terminate point-point TN traffic at the TCO.

    [redacted]

TCO M13 Expansion Model: [redacted]
-----------------------
Installation/SLAT: [redacted] installed at the same time as M13 base model)
Optional Installation/SLAT: [redacted] (when installed after the
   M13 base model)[redacted] to terminate TN traffic at TCO.


   [redacted]

TN Model (Pt-Pt) 8 DS1:[redacted] ( First availability [redacted])
----------------------
TN Spares Kit 8 DS1: [redacted] First availability [redacted])
-------------------
Optional SLAT (excluding installation and civil works):
  [redacted] TN equipped with 4 DIU
Optional RF Planning:           [redacted]/ link
Network management return path:               $TBD

[redacted]

The TN cabinet includes:

    [redacted]

    TN Spares Kit 8 DS1: [redacted]
    -------------------
    Recommended spares kit per TN contains the following:


         [redacted]


    Optional RF Planning: [redacted]
    --------------------
    RF planning include the following activities that may either be performed by Nortel or by a subcontractor under Nortel supervision.

         [redacted]



                       Point to Point TAS Models
                       -------------------------
                             [redacted]

                 [redacted] Cabinet Configuration (Preliminary)

                             [redacted]

        [redacted]: [redacted]( First availability [redacted]) Optional Installation/SLAT (excluding civil works and travel): [redacted]
        A start-up TAS configuration for a point to point wireless application wired to serve [redacted] with rectifiers and batteries sufficient for [redacted] (excluding line cards). This model includes all necessary AccessNode Express, Innova Radio and Power equipment including:


                 [redacted]

[redacted]: (First availability [redacted])
----------
Optional Installation/SLAT (excluding civil works and travel): [redacted] A start-up TAS configuration for a point to point wireless application wired to serve [redacted] excluding line cards).
This model includes all necessary AccessNode Express, Innova
Radio and Power equipment including:


     [redacted]

TAS Line Cards:
--------------
Each line card serves one subscriber line.

    - POTS Line Card: [redacted]
      Supports loop start signaling and CLASS service.
    - 2W Service Adaptive Station Line Card: [redacted] supports special 2-wire office services such as ISDN, Meridian Business Set (i.e. P-Phone) and CO/DOD PBX trunks.
    - 2W Service Adaptive Office Line Card: [redacted] supports special 2-wire office services such as DID PBX
      Trunks and FXO lines.


Upgrades & Options
------------------
The following items provide upgrades to the basic package.
All prices are incremental to the basic package and assume purchase and installation with the basic package.

-  Duplicated Common Equipment: [redacted]
reduces the impact of equipment failures to one line.
    -  Cable Package: [redacted] Includes Connectors)
       500 feet coax cables reel Belden type 89913 Plennum, to connect DIU to RFU.
-  LaMarche 100VA Power Inverter: [redacted]
Provides un-interuptable 120V ac for ancillary equipment.


Section 2   Merchandise and Components

      to be completed

The component and merchandise pricing shown is from Nortel's telefaxes of November 24 and 25, except that TCO component pricing is to be revised to be net prices, not list prices.


CUSTOMER:                                    Teligent
PROJECT:                                     Merchandise Price List
CONFIGURATION:                               AccessNode Express

* Prices do not include additional [redacted] contract discount which will be added at invoicing

               PRODUCT                         PEC       CPC         UNIT
  ITEM         DESCRIPTION                     CODE      CODE       PRICE
  ---------------------------------------------------------------------------
   #1.0      HOST DIGITAL TERMINAL
             HDT EQUIPMENT
             7' ABM Bay , No CDS pre-wiring   NT4K03BB  A0647794    [redacted]
             Bottom Plate  (Optional)         NT4K13AA  B0231568    [redacted]
             ABM Bay Installation Kit         NT4K0120  A0398539    [redacted]
             ABM Bay Top Support /
               Grounding Material               TBD         TBD     [redacted]
             Termination Plug                 NT7E5072  A0363083    [redacted]
             Wrist Strap                 NPS50332-01L3  A0336175    [redacted]
             Control Network Cable (1M)       NT7E44JB  A0365242    [redacted]
             Control Network Cable (5M)       NT7E44JC  A0365243    [redacted]
             Control Network Cable (10M)      NT7E44JK  A0394840    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
   #2.0      COMMON EQUIPMENT SHELVES
             Access Bandwidth Manager Shelf   NT4K10AA  B0231565    [redacted]
             ABM Label Kit, English           NT4K1022  A0397896    [redacted]
             ABM Shelf Cover                  NT4K1033  A0394065    [redacted]
             Breaker Interface Panel          NT4K14AB  B0239825    [redacted]
             BIP Label Kit, English           NT4K1422  A0397898    [redacted]
             Breaker Interface Panel Cover    NT4K1490  A0395045    [redacted]
             Local Craft Access Panel         NT4K16AA  B0232290    [redacted]
             Cooling Module                   NT4K17BA  A0644781    [redacted]
             Cooling Unit Shelf               NT4K18BA  A0644780    [redacted]
             BIP -to- ABM Power Cable         NT4K84BA  A0375509    [redacted]
             Cooling Unit Power Cable         NT4K84CB  A0398133    [redacted]
             Cooling Unit Interface Cable     NT4K85JA  A0375511    [redacted]
             BIP Control Cable                NT4K85KA  A0375512    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
   #3.0      OPERATIONS CONTROLLER & S/W
             OPC Module with Tape Drive       NT7E24BC  A0399043    [redacted]
             Software Rel. AN14               NT4K90JA  A0684788    [redacted]
             Fiberworld Blank DAT Tape        NT7E24TA  A0379851    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
   #4.0      SOFTWARE CERTIFICATES
             AN14 Software Certificate        NTG370AH  A0679472    [redacted]
             SuperNode Integration
               AN10/11/12/14                  NTG375AD  A0627718    [redacted]
             Data Direct (TR-303 CSC/DMS-100)
               (AN12.31 mini                  NTG634AA  A0663614    [redacted]
             X.25 Interface                   NTG350AA  A0405636    [redacted]
             TL1 Generic Surveillance OS I/F NTG352AC A0627727 [redacted] DS1 Protection Switching
               (Reqd for HDT)                 NTG353AA  A0405639    [redacted]
             DS1 Performance Monitoring       NTG620AA  A0609080    [redacted]
             Multi-Hosting                    NTG357AB  A0410326    [redacted]
             Standby OPC                      NTG372AA  A0402363    [redacted]
             High Speed Performance Monitor NTG373AB A0608836 [redacted] Meridian Business Set Feature
                Package                       NTG376AB  A0409696    [redacted]
             ISDN-U Integration AN10          NTG377AB  A0608842    [redacted]
             Enhanced Administration AN10     NTG378AD  A0627719    [redacted]
             Enhanced Maintenance AN10        NTG379AB  A0608843    [redacted]
             Network View  Inventory          NTG624AA  A0609084    [redacted]
             TR-08 Interface                  NTG625AA  A0609085    [redacted]
             TL1 Generic Provisioning OS I/F  NTG626AC  A0627725    [redacted]
             CDS S/W RTU                      NTG368AC  A0634208    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  #5.0       HDT COMMON EQUIPMENT
             Processor Card                   NT4K52FA  A0628692    [redacted]
             Maintenance Interface Card       NT4K53AC  A0619177    [redacted]
             Test Access Card                 NT4K54AA  A0370303    [redacted]
             Loopback Access Interface Car    NT4K55CA  A0661614    [redacted]
             Transport Interface Card         NT4K56AC  A0409344    [redacted]
             Face Plate 1 Assy, Passive
                 (Slots 30-45)                NT4K5830  A0396781    [redacted]
             Face Plate 2 Assy, Passive
                 (Slots 46-53)                NT4K5840  A0396782    [redacted]
             Alarm Relay Card                 NT4K64AA  A0389031    [redacted]
             TXC Card                         NT4K75AA  A0617179    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
#6.0         HDT DS1 INTERFACE
             DS1 Protection Bridge            NT4K31AA  A0389517    [redacted]
             DS1 Input                        NT4K32AA  A0389518    [redacted]
             DS1 Output                       NT4K33AA  A0389519    [redacted]
             DS1 Enhanced VT Mapper           NT7E04EA  A0652867    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
#7.0         HDT TESTING
             Integrated Test Bypass Pair Card NTN516AA  A0666004    [redacted]
             Auxiliary Shelf                  NTN556AA  A0666007    [redacted]
             Aux Mounting Bracket             NTN55650  A0669059    [redacted]
             ITBP HDT Cable                   NTN558CD  A0679757    [redacted]
             Power Cable                      NTN559NA  A0689038    [redacted]
             Single Shielded Twisted Pair
                Cable                         R0113753  R0113753    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------

#8.0         HDT EXTERNAL CABLING
             Main Power Cable, UL/CSA (35')  NT4K84UA   A0399780    [redacted]
             ABM DS1 Cable (50')             NT4K85HH   A0401069    [redacted]
             9/25-Pin User Interface
                Cable (5M)                   NT7E44EA   A0365239    [redacted]
             Parallel Telemetry Cable (30M)  NT4K85GA   A0375504    [redacted]
             OPC Cable (Port B) 5M           NT7E44RA   A0394185    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
#9.0         ANX REMOTE WALL/ FLOOR/ BAY MOUNT TERM
             Mounting
             --------
             25" ANX Enclosure               NTN473BA   A0675628    [redacted]
             ANX Enclosure Top Cover         NTN47390   A0673315    [redacted]
             Universal L-Frame               NTN474AA   A0651712    [redacted]
             Shell Shelf with Installation
                Kit                          NTN550AA   A0666006    [redacted]
             Aux Mounting Bracket            NTN55650   A0669059    [redacted]
             7'0" Bay Assembly               NT7E70AA   A0364959    [redacted]
             ABM Bay Top Support / Grounding
                Material                       TBD        TBD       [redacted]
             Air Deflectors - VM             NTN55040   A0665980    [redacted]
             Air Deflectors - DM             NTN55044   A0680159    [redacted]

             Air Deflector, Full Width       NTN55045   A0680161    [redacted]
             Auxiliary Shelf
             ---------------
             Auxiliary Shelf                 NTN556AA   A0666007    [redacted]
             Mini-250/48V Power Supply       NTN559JA   A0680567    [redacted]
             Mini-500/48V Power Supply       NTN559HA   A0680566    [redacted]
             Mini-500 48V Rectifier Module   NT5C15AA   A0638309    [redacted]
             Remote Power Cable, 10 ft       NTN55645   A0679756    [redacted]
             Integrated Test Bypass Pair
                 (ITBP) Card                 NTN516AA   A0666004    [redacted]
             ITBP Intershelf Cable, 6 ft     NTN558CA   A0673312    [redacted]
             ITBP Intershelf Cable, 50 ft    NTN558CB   A0678054    [redacted]
             ITBP Intershelf Cable, 150 ft   NTN558CC   A0678055    [redacted]
             ITBP Intershelf Cable,
                  18 inches                  NTN558CF   A0687426    [redacted]
             Single Shielded Twisted
                  Pair Cable                 R0113753   R0113753    [redacted]
             Miscellaneous
             -------------
             PC GUI Software                 NTN591AA   A0684432    [redacted]
             ANX Software RTU                NTN590AA   A0684431    [redacted]
             DS1 Cable, 6 pr 26 awg, 50 ft   NTN558AA   A0673310    [redacted]
             DS1 Cable, 6 pr 26 awg, 6 ft    NTN558AB   A0675633    [redacted]
             50-pair VF Cable (10')          NTN558DA   A0679776    [redacted]
             50-pair  VF Cable (50')         NTN558DB   A0679778    [redacted]
             50-pair  VF Cable (150')        NTN558DC   A0679779    [redacted]
             100-pair VF Cable (10')         NTN558EA   A0679780    [redacted]
             100-pair VF Cable (50')         NTN558EB   A0679781    [redacted]
             100-pair VF Cable (150')        NTN558EC   A0679782    [redacted]
             6' Extension VF Cable           NTN558HA   A0684697    [redacted]
             25-pair VF Cable (50')          NTN558HB   A0684698    [redacted]
             25-pair VF Cable (100')         NTN558HC   A0684699    [redacted]
             Spares
             ------
             Mini-500 48V DC Distribution    NT6C34DB   A0643608    [redacted]
             Mini-500 48V Controller Assy    NT6C34CA   A0643606    [redacted]
             I/O Module for 48L VM           NTN555AA   A0664182    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
#10.0        BATTERY BACKUP OPTION
             ---------------------
             18" ANX Enclosure               NTN473AA   A0651539    [redacted]
             ANX Enclosure Top Cover         NTN47390   A0673315    [redacted]
             Battery Kit  (Cables,
               Tray and Bracket)             NTN559KA   A0680568    [redacted]
             Johnson-Controls TEL12-45
               Battery                       A0672263   A0672263    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
#11.0        TRANSPORT OPTIONS
             -----------------
             18" ANX Enclosure               NTN473AA   A0651539    [redacted]
             ANX Enclosure Top Cover         NTN47390   A0673315    [redacted]
             Westcom T-1 Repeater Shelf
                Model 3192                   A0368502   A0368502    [redacted]
             OC-1 Fiber Shelf                                       [redacted]
             Kit, 28 DS1 Test Panel          NTN559AA   A0675991    [redacted]
             Kit, 28 DS1 Test + DSX Field    NTN559BA   A0675992    [redacted]
             Kit, DSX3 Chassis Module
                and cable                    NTN559CA   A0678690    [redacted]
             Kit, 28 DS1 Wire Wrap Field     NTN559DA   A0678691    [redacted]
             Fiber Splice Tray               NTN559EA   A0678692    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  #12.0        DATA MODULE EQUIPMENT
             Common Equipment
             ----------------
             Kit, DM + Common Equipment      NTN601AA   A0681135    [redacted]
             NTN601AA Includes equipment with *
             *Data Module Chassis            NTN605AA   A0675651    [redacted]
             Data Module Pwr Supply          NTN610AA   A0675653    [redacted]
             *Data Chassis Power Cable       NTN606AA   A0675684    [redacted]
             Data Module Power Cable (4FT)   NTN606BA   A0682687    [redacted]
             Data Module Power Cable (5FT)   NTN606CA   A0682688    [redacted]
             Interface Card
             --------------
             *8 T1/E1 IF, 128k NVRAM         NTN620AA   A0675655    [redacted]
             CPU Cards & Firmware
             --------------------
             *CPU Card XCON (5.x)            NTN621AA   A0675656    [redacted]
             *Firmware, CPU Host Ver.5.0     NTN62141   A0681136    [redacted]
             Firmware, CPU Host Ver.5.1      NTN62142   A0684429    [redacted]
             TCP/IP/SNMP Telnet/SNMP (s/w)   NTN62131   A0682593    [redacted]
             WAN Interface Cards and Personality Modules
             -------------------------------------------
             WAN Card, 1 x T1/E1             NTN622AA   A0675657    [redacted]
             WAN Card, 2 x T1/E1             NTN622BA   A0675659    [redacted]
             HDSL Card, 2 x T1/E1 HDSL       NTN622CA   A0675660    [redacted]
             WAN Card Module - DSX/CEPT
                Line Interfac                NTN624AA   A0675661    [redacted]
             WAN Card Module - CSU Line
                Interface                    NTN624BA   A0675662    [redacted]
             WAN Card Module - HDSL Line
                Interface                    NTN624CA   A0675663    [redacted]
             User Interface Cards
             --------------------
             E&M/TO Card 2-wire, 8 ports     NTN630AA  A0675664    [redacted]
             E&M/TO Card 4-wire - Extended
                 Range, 4 p                  NTN630BA  A0675665    [redacted]
             HSU Card 2 - port w/ RS-530
                 (DB25)                      NTN631AA  A0675666    [redacted]
             HSU Card 2 - port w/ V.35
                 (DB25)                      NTN631BA  A0675667    [redacted]
             HSU Card 2 - port w/ RS-530/V.35
                 & RS366                     NTN631CA  A0675668    [redacted]
             HSU Card 4 - port w/ RS-530/V.35
                 (DB26)                      NTN631DA  A0675669    [redacted]
             SRU Card, 10-port               NTN632AA  A0675670    [redacted]
             FRAD Card, 10-port, RS-232,
                 HDLC and Syn                NTN633AA  A0675671    [redacted]
             OCU-DP Card 10-Port             NTN634AA  A0675672    [redacted]
             DSO-DP Card, 4-ports            NTN635AA  A0675675    [redacted]
             BRI "S/T" Card 8-port, 4-wire   NTN636CA  A0675678    [redacted]
             Single Port Kit v.25 NTU
                 (20/Pack)                   NTN654AA  A0682591    [redacted]
            Installation Kit FOR SERIES
                  2560 NTU                   NTN654BA  A0683656    [redacted]
            Server Cards
            ------------
            ISDN PRI Server, 2 PRI Channels ?
                  wasn't incl on P           NTN640AA  A0675679    [redacted]
            ACS Card, Frame Relay            NTN641AA  A0675680    [redacted]
            ACS Card, MCC                    NTN641BA  A0675681    [redacted]
            ACS Card, ATM DS3                NTN641CA  A0675682    [redacted]
            ATM Concentrator V1.1 (f/w)      NTN64161  A0682597    [redacted]
            Frame Relay Server V1.5 (f/w)    NTN64141  A0682594    [redacted]
            MCC Firmware Ver 1.0             NTN64151  A0682596    [redacted]
            MCC Firmware Ver 1.1             NTN64152  A0684430    [redacted]
            Other Cards
            -----------
            Steel Filler Panel               NTN611AA  A0675652    [redacted]
            External Alarms, 4-port,
               4 inputs & 4 outputs          NTN612AA  A0675654    [redacted]
            BRI NTU                                                [redacted]
            HDSL NTU                                               [redacted]
            Cables
            ------
            1 Amp (M) to bare end, 6 ft      NTN650AA  A0675685    [redacted]
            2 Amp (M) to bare end, 25 ft     NTN650BA  A0675686    [redacted]
            RJ-48(M) to DB25(M) VT-100
               cable, 15 ft.                 NTN650CA  A0675687    [redacted]
            Gndr chgr: DB25/DB25             NTN650DA  A0675688    [redacted]
            RJ-48 to open end, 10 ft         NTN650EA  A0675689    [redacted]
            DB26(M) to M34(F) Straight-thru,
               6-ft                          NTN651AA  A0675690    [redacted]
            DB26(M) to M34(M) Straight-thru,
               6-ft                          NTN651BA  A0675691    [redacted]
            DB26(M) to DB26(F) V.35 ext'n,
               25 ft                         NTN651CA  A0675693    [redacted]
            DB25(M) to M34(F) Straight-thru
               V.35 cab                      NTN651DA  A0675694    [redacted]
            DB25(M) to M34(M) Straight-thru
               V.35 cab                      NTN651EA  A0675695    [redacted]
            DB15(M) to DB25(F) RS366 s
               traight-thru,                 NTN651FA  A0675696    [redacted]
            RJ48(M) to DB25(F) Straight-thru,
               6-ft,                         NTN652AA  A0675697    [redacted]
           RJ48(M) to DB25(F) Straight-thru,
               6-ft                          NTN652BA  A0675699    [redacted]
           RJ48(M) to DB25(M) Straight-thru,
               6-ft                          NTN652CA  A0675701    [redacted]

           RS530 to V.35 Converter           NTN653AA  A0675702    [redacted]
           RS530 to RS232 Converter          NTN653BA  A0675703    [redacted]
           DB25(M)-to-DB25(M), RS530
               Gender Chgr                   NTN655AA  A0721086    [redacted]
           HSU-Trunk, DTE                    NTN656AA  A0721087    [redacted]
           HSU-Trunk, DCE                    NTN656BA  A0721088    [redacted]
           Personality Module 1252 Cable     NTN656CA  A0721089    [redacted]
  ---------------------------------------------------------------------------
  --------------------------------------------------------------------------
  #13.0      VOICE MODULE EQUIPMENT
           48 Line Voice Module  (VM)        NTN551AA  A0673309    [redacted]
           Common Equipment
           ----------------
          Controller  (Processor)            NTN510AA  A0664179    [redacted]
          PSURA  (Power Supply/Ring Amp)     NTN501AA  A0664181    [redacted]
          TBF (Talk Battery Filter for 96L)  NTN515AA  A0666002    [redacted]
          ITU  (Internal Test Unit)          NTN511AA  A0664180    [redacted]
          Line Cards
          ----------
          Omega 2W Station Line Card         NT4K67AC  A0407068    [redacted]
          Omega 2W Office Line Card          NT4K68AA  A0367099    [redacted]
          Omega 4W Line Card                 NT4K69AA  A0367100    [redacted]
          2-Wire Manual Ringdown Line        NT4K78AA  A0397226    [redacted]
          UVG Station Line Card              NT4K79AB  A0618283    [redacted]
          Epsilon II  (POTS Only)            NTN502AA  A0665474    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
#14.0     ANX REMOTE TERMINAL, OSP
          ANX ModCab
          ----------
         ANX standard OSP (Evergood OSP)    NTN570AA   A0675994    [redacted]
         Johnson-Controls TEL12-45 Battery  A0672263   A0672263    [redacted]
         Mini-500/48V Power Supply          NTN559HA   A0680566    [redacted]
         Mini-500 48V Rectifier Module      NT5C15AA   A0638309    [redacted]
         Auxiliary Shelf                    NTN556BA   A0678056    [redacted]
         Cabinet Mounting
         ----------------
         Anchor Plate Assy Kit              NTN57016   A0679771    [redacted]
         Shim Kit                           A0667167   A0667167    [redacted]
         Pole Mount Kit                     A0688549   A0688549    [redacted]
         Power Pedestal/Load Box Options
         -------------------------------
         Power Ped, 100Amp, UL, Hubbell,
             Sgl Ph                         A0659135   A0659135    [redacted]
         Power Ped, 100A, UL, Crouse Hds,
             Sgl Ph                         A0659138   A0659138    [redacted]
         Power Ped, 100A, CSA, Crouse Hds,
             Sgl Ph                         A0659253   A0659253    [redacted]
         Disc Module (Load Box), 100A       A0659143   A0659143    [redacted]
         Power Ped, 100A, UL, Hubbell,
             Sgl Ph w A                     A0672175   A0672175    [redacted]
         Internal ATS Disconnect Upgrade
             Kit                            A0672177   A0672177    [redacted]
         Protector Blocks/Modules
         ------------------------
        100-pair HF Prot Block 3M MS2       NT3W30CA   B0247186    [redacted]
        100-pair HF Prot Block AT&T 710     NT3W30DA   B0247187    [redacted]
        100-pair VF Prot Block 3M MS2       NT3W30QA   B0247511    [redacted]
        100-pair VF Prot Block AT&T 710 NT3W30RA B0247512 [redacted] 100-pair VF Prot Block -to-
            Reliant BP                      NT3W30LA   B0247507    [redacted]
        Binding Post Mounting Bracket       P0843862   P0843862    [redacted]
        Binding Post Test Probe             A0663883   A0663883    [redacted]
        Blue Label Binding Post Kit         R0117879   R0117879    [redacted]
        Green label Binding Post Kit        R0117881   R0117881    [redacted]
        50-pair Binding Post -to- 3M MS2,
            Long                            NT3W31AA   B0247194    [redacted]
        50-pair Binding Post -to- 3M MS2,
            Short                           NT3W31NA   B0247421    [redacted]
        50-pair Binding Post -to- AT&T 710,
            Long                            NT3W31BA   B0247201    [redacted]
        50-pair Binding Post -to- AT&T 710,
            Short                           NT3W31PA   B0247422    [redacted]
        Binding Post Test Kit               NT3W50AG   B0248379    [redacted]
        100-pair Prot Block -to- Nortel BIX NT3W30NA   B0247509    [redacted]
        Nortel BIX Mounting Bracket         P0843861   P0843861    [redacted]
        Blue Label Nortel BIX Kit           P0859944   P0859944    [redacted]
        25-pair Nortel BIX Block -to- 3M
            MS2                             NT3W31GA   B0247195    [redacted]
        25-pair Nortel BIX Block -to-
            AT&T 710                        NT3W31HA   B0247203    [redacted]
        400V 7A Fail Short Gas, Black,
            Tin Pins                        303-0750   A0312598    [redacted]
        300V SS Prot, Black, Gold Pins   303M-11A1G0   A0341959    [redacted]
        300V SS Prot, Black, Tin Pins 303M-11A1TO A0341961 [redacted] 300V SS w/Heat Coils Prot, Black,
           Tin Pins                      303M-12A1TA   A0353718    [redacted]
        240V SS Prot, Black, Tin Pins 303M-11A1KO A0342431 [redacted] 400V 9A Fail Short Gas, Red,
           Tin Pins                         303-0970   A0298238    [redacted]
        300V SS Prot, Red, Gold Pins     303M-11A3G0   A0341960    [redacted]
        300V SS Prot, Red, Tin Pins 303M-11A3TO A0341962 [redacted] 300V SS w/Heat Coils Prot, Red,
           Tin Pins                      303M-12A3TA   A0353719    [redacted]
        240V SS Prot, Red, Tin Pins      303M-11A3KO   A0342434    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
#15.0   ANX-MODCAB TRANSPORT OPTIONS
        T1/HDSL Repeaters
        -----------------
        Westcom Repeater Kit w/ Cables      NTN575BA   A0679784    [redacted]
        Fuse & Alarm Repeater Module         3192-9F   A0368064    [redacted]
        Power Office Repeater Module    NPS5097702L1   A0368063    [redacted]
        Cut-Thru Repeater Module             3192-9C   A0368065    [redacted]
        Bridge Office Repeater Module        3192-9B   A0368066    [redacted]
        Remote Testing Adapters
        -----------------------
        ITBP Adapter Kit                    NTN576AA   A0679790    [redacted]
        4Tel RMU Wiring harness kit         NTN576BA   A0679791    [redacted]
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
 #16.0  DOCUMENTATION
        AN14 NTP'S on Paper                 NT4K00GB   A0688333    [redacted]
        AN14 NTP's on CD-ROM                NT4K00GP   A0685487    [redacted]
        AN14 Quick Reference Guide          NT4K00JG   A0688808    [redacted]
        AN14 Planning Guide                 NTR410GA   A0681055    [redacted]
        ANX Data Module Users Guide         NTN680AA   A0684433    [redacted]
        ABM Bay Installation Guide          P0833108   P0833108    [redacted]
        ANX Maintenance Guide               P0873660   P0873660    [redacted]
        ANX Ordering Guide                  P0873662   P0873662    [redacted]
        PC-GUI Users Guide                  P0873663   P0873663    [redacted]
        ANX-ModCab Installation Guide       P0871629   P0871629    [redacted]
        ANX VM Quick Ref Guide              P0876010   P0876010    [redacted]
        ANX Wall Mt Quick Ref Guide         P0876011   P0876011    [redacted]
        ANX Data Module Quick Ref Guide     P0875696   P0875696    [redacted]
  ---------------------------------------------------------------------------

                      NORTEL MAGELLAN
                      ---------------

                                North American ($US) Prices
--------------------------------------------------------------
  HARDWARE                                      North American
                                               Unit Price ($US)
--------------------------------------------------------------
Packages (Model  160):
--------------------------------------------------------------
--------------------------------------------------------------
AC Seismic Cabinet Package             QMY733B      [redacted]
DC Seismic Cabinet Package             QMY734B      [redacted]
Seismic Cabinet                        NTFN23XX     [redacted]
Anchoring Kit                          QMY709X      [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Passport Shelf - AC Power (16 slot)    NTBP05XX     [redacted]
Passport Shelf - DC Power (16 slot)    NTBP64XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Packages (Model  50):
-------------------
AC Rack Mount Package                  QMY725X      [redacted]
AC Stand-alone Package                 QMY726X      [redacted]
AC Stand-alone Package with Covers     QMY727X      [redacted]
DC Rack Mount Package                  QMY728X      [redacted]
DC Standalone Package                  QMY729X      [redacted]
DC Standalone Package with Covers      QMY730X      [redacted]
Model 50 Shelf Assembly                NTEP39XX     [redacted]
Left Bus Terminator Assembly           NTEP05XX     [redacted]
Shelf Assembly with Cooling Unit Only  NTEP06XX     [redacted]
Right Bus Terminator                   NTBP10XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Packages (Model  50 with CFP1 Base Package Types):
------------------------------------------------
AC Rack Mount Package (with CFP1)      QMY731X      [redacted]
DC Rack Mount Package (with CFP1)      QMY732X      [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Packages (Model  30 with CFP1 Base Package Types):
------------------------------------------------
Passport Model 30 Base Package
   (with CFP1)                         QMY435X      [redacted]
Passport Model 30 N. American Voice Package
   (with CFP1)                         QMY436X      [redacted]
Passport Model 30 European Voice Package
   (with CFP1)                         QMY437X      [redacted]
Model 30 Shelf Assembly                NTHQ01X      [redacted]
Desk Top Kit                           NTHQ05XX     [redacted]
Vertical Mount Kit                     NTHQ08XX     [redacted]
Rack Mount Kit                         NTHQ04XX     [redacted]
Rear Fanout Mount Kit                  NTHQ09XX     [redacted]
Cable Management Unit                  NTHQ10XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
FPs and Interfaces (Model 160, Model  50 and Model 30)
-----------------------------------------------------
Control Processor (Model 160 and
  Model  50)                           NTBP12XX     [redacted]
Control Function Processor (CFP1,
 for Model 50 and Model 30)            NTFP61XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Eight-port V.35 FP,16M                 NTFN46XX     [redacted]
Eight-port V.35 FP,32M                 NTFN73XX     [redacted]
Eight-port V.11 FP,16M                 NTFN45XX     [redacted]
Eight-port V.11 FP,32M                 NTFN49XX     [redacted]
Four-port DS1 FP, 16M                  NTFN47XX     [redacted]
Four-port E1 FP, 16M                   NTFN48XX     [redacted]
Four-port Channelized DS1 FP 16M       NTFN52XX     [redacted]
Four-port Channelized DS1 FP 32M       NTFL04XX     [redacted]
Four-port Channelized E1 FP 16M        NTFN57XX     [redacted]
Four-port Channelized E1 FP 32M        NTFK01XX     [redacted]
Eight-port DS1 Unch.  FP, 16M          NTFN56XX     [redacted]
One-port DS3 FP16M                     NTFN71XX     [redacted]
One-port DS3 FP32M                     NTFN50XX     [redacted]
One-port E3 FP,16M                     NTFN51XX     [redacted]
One-port HSSI  FP,16M                  NTFN58AA     [redacted]
One-port DS3 Channelized, 32M FP       NTFP67XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Three-port DS1 ATM FP                  NTFP30XX     [redacted]
Three-port E1 ATM FP                   NTFP32XX     [redacted]
Four-port DS1 AAL1 CES FP              NTFP80XX     [redacted]
Four-port E1 AAL1 CES FP               NTFP82XX     [redacted]
Eight-port DS1 ATM UNI/IMA FP          NTFN14XX     [redacted]
Eight-port E1 ATM UNI/IMA FP           NTFN16XX     [redacted]
Three-port E3 ATM FP                   NTFP17XX     [redacted]
Three-port DS3 ATM FP                  NTFP18XX     [redacted]
Three-port OC3/STM-1 ATM Multimode FP  NTFP16X      [redacted]
Three-port OC3/STM-1 ATM Singlemode FP NTFP38XX     [redacted]
Two-port 6 Mbps ATM FP                 NTFP58XX     [redacted]
Four-port AAL1 FP                      NTFP80XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Four-port Token Ring FP,16M            NTFN42XX     [redacted]
Six-port Ethernet FP,16M               NTFN59XX     [redacted]
ILS Forwarder FP                       NTFN18XX     [redacted]
One-port FDDI  Multimode FP,16M        NTFN61XX     [redacted]
One-port FDDI  Singlemode FP,16M       NTFN60XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
One-port TTC2M Voice FP                NTBP96XX     [redacted]
One-port DS1 Voice FP                  NTFP41XX     [redacted]
One-port E1 Voice FP                   NTFP43XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Blank Function Processor Face Plate
  (PP160 and PP50)                     NTBP23XX     [redacted]
Blank Power Converter Face Plate
  (PP160)                              NTBP51XX     [redacted]
Blank Power Converter Face Plate (PP50)NTEP41XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Power Supply
------------
AC Power Converter (Model  160)        NTBP09XX     [redacted]
DC Power Converter (Model  160)        NTBP52XX     [redacted]
AC Power Converter (Model  50)         NTEP26XX     [redacted]
DC Power Converter (Model  50)         NTEP27XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Power Cords (Model 160 & 50)
---------------------------
AC Power Cord - N.A., Thailand, Korea,
aiwan and CALA (excl. Argentina)       NTFP83XX     [redacted]
AC Power Cord - Japan                  NTFP84XX     [redacted]
AC Power Cord - U.K., Ireland, and
   Hong Kong                           NTFP85XX     [redacted]
AC Power Cord - Continental Europe and
   Indonesia                           NTFP86XX     [redacted]
AC Power Cord - Australia, New Zealand,
   China, and Argentina                NTFP87XX     [redacted]
AC Power Cord - Switzerland            NTFP88XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Seismic Cabinet Components
--------------------------
Configured Seismic Cabinet Assembly
   (AC Power)                          NTFN26XX     [redacted]
Configured Seismic Cabinet Assembly
   (DC Power)                          NTFN32XX     [redacted]
Seismic Cabinet                        NTFN23XX     [redacted]
Seismic Cabinet Mounting Rail Kit      NTFN36XX     [redacted]
Seismic Cabinet Anchoring Kit          NTFN37XX     [redacted]
Seismic Shelf Mounting Collar Kit      NTFN38XX     [redacted]
Door Alarm Cable                       NTBP42XX     [redacted]
External Alarm Board                   NTBP69XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Cabinet Components (Model  50)
-----------------------------
Front/Rear Cover Kit                   NTEP19XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Cooling Unit Assembly (Model  160)
---------------------------------
Cooling Unit                           NTBP07XX     [redacted]
Air FilterNTBP0702[redacted]
Cooling Unit Drawer                    NTBP0701     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Cooling Components (Model  50)
-----------------------------
Air Filter Replacement Pad             A0626924     [redacted]
Cooling Unit Door Assembly             NTEP13XX     [redacted]
Cooling Unit Assembly                  NTEP14XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Termination Panels (Model  160 and Model  50)
--------------------------------------------
V.35 Termination Panel (2 units high)  NTBP53XX     [redacted]
DS3/E3 Termination Panel (1 unit high) NTBP99AA     [redacted]
V.35 Termination Panel (1 units high)  NTFP08AA     [redacted]
V.11 Termination Panel (1 units high)  NTFP09AA     [redacted]
DS1/E1 Balanced Termination Panel
   (1 units high)                      NTFP10AA     [redacted]
E1 Unbalanced Termination Panel
   (1 units high)                      NTFP11AA     [redacted]
Ethernet Fanout Panel (Passport 160)   NTFP23XX     [redacted]
DS3/E3 ATM Termination Panel
   (Passport 160)                      NTFP99AA     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Termination Panels (Model  50 only)
----------------------------------
Integrated V.35 Termination Panel      NTEP21XX     [redacted]
Integrated V.11 Termination Panel      NTEP22XX     [redacted]
Integrated DS1/E1 Balanced Termination
    Panel                              NTEP23XX     [redacted]
Integrated E1 Unbalanced Termination
    Panel                              NTEP24XX     [redacted]
Integrated DS3/E3 Balanced Termination
     Panel                             NTEP37XX     [redacted]
Integrated Ethernet Fanout Panel       NTEP42XX     [redacted]
Integrated FDDI Fanout Panel           NTEP46XX     [redacted]
DS3/E3 ATM Termination Panel
    (Passport 50)                      NTEP53AA     [redacted]
CFP1 V.35 Termination Panel            NTFN06XX     [redacted]
CFP1 V.11 Termination Panel            NTFN05XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Cable Management Unit (Model 160)      NTBP08XX     [redacted]
Cable Management Unit (Model 30)       NTBP10XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Cables (Models 160, 50 and 30)
-----------------------------
Passport to DPN Interconnect Cable
   (5M)                                NTFP21AA     [redacted]
Passport to DPN Interconnect Cable
   (10M)                               NTFP21AB     [redacted]
DCE V.24 Operator Cable                NTBP25XX     [redacted]
DS1 Termination Panel Cable  (3M)      NTBP27AA     [redacted]
DS1 Termination Panel Cable  (15M)     NTBP27AB     [redacted]
E1 Termination Panel Cable  (3M)       NTBP28AA     [redacted]
E1 Termination Panel Cable  (15M)      NTBP28AB     [redacted]
V.35/V.11 Termination Panel Cable (3M) NTBP29CA     [redacted]
V.35/V.11 Termination Panel Cable
  (10M)                                NTBP29CB     [redacted]
V.35/V.11 Termination Panel Cable
   (15M)                               NTBP29CC     [redacted]
Grounding Cable                        NTBP63XX     [redacted]
Shelf Alarm Interconnect Cable         NTBP73XX     [redacted]
Ethernet Cable (3M) (Passport
   160 only)                           NTFN03XX     [redacted]
Ethernet Cable (15M) (Passport
   160 only)                           NTFN04XX     [redacted]
DS3/E3 Termination Panel Cable (3 M)   NTFP19AA     [redacted]
DS3/E3 Termination Panel Cable (15 M)  NTFP19AB     [redacted]
DS3/E3 Termination Panel Cable w/Ferrite
   (3 M)                               NTFP19AD     [redacted]
DS3/E3 Termination Panel Cable w/Ferrite
   (15 M)                              NTFP19AE     [redacted]
DS3/E3 Interface Cable (3 M)           NTFP20AA     [redacted]
DS3/E3 Interface Cable (15 M)          NTFP20AB     [redacted]
DS3/E3 ATM Termination Panel Control
   Cable (1M)                          NTFP52AA     [redacted]
DS3/E3 ATM Termination Panel Control
   Cable (3M)                          NTFP52AB     [redacted]
DS3/E3 ATM Termination Panel Control
   Cable (15M)                         NTFP52AC     [redacted]
DS1 Termination Cable (3M)
   (8 port DS1 FP)                     NTFP69AA     [redacted]
DS1 Termination Cable (15M)
   (8 port DS1 FP)                     NTFP69AB     [redacted]
HSSI null modem cable  (3M)            NTFP94AA     [redacted]
HSSI null modem cable (50')            NTFP95AA     [redacted]
HSSI 1:1 cable assembly (3M)           NTFP96AA     [redacted]
HSSI 1:1 cable assembly (50')          NTFP97AA     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Cables (Model 50 only)
---------------------
DS1 Integrated Termination Panel
   Cable (32")                         NTEP01XX     [redacted]
E1 Integrated Termination Panel
   Cable (32)                          NTEP02AA     [redacted]
E1/E1V/DS1/DS1V Integrated Termination
   Panel Cable (1M)                    NTEP02BA     [redacted]
V.35/V.11 Integrated Termination Panel
   Cable (1M)                          NTEP03CA     [redacted]
V.35/V.11 Integrated Termination Panel
   Cable (1M) - also used for CFP1     NTEP03DA     [redacted]
FDDI Fiber Optic Cable                 NTFN01XX     [redacted]
Ethernet Cable (1M)                    NTFN02XX     [redacted]
DS3/E3 Termination Panel Cable (1 M)   NTFP19AC     [redacted]
DS3/E3 Termination Panel Cable
   w/Ferrite (1M)                      NTFP19AF     [redacted]
DS3/E3 Interface Cable (0.8 M)         NTFP20AC     [redacted]
DS1 Termination Cable (30)
   - Passport 50                       NTFP70AA     [redacted]
DS1 Termination Cable (36")
   - Passport 50                       NTFP70AB     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Cables (Model 30 only)
---------------------
Ferrite Bead Cable (for CFP1
   LAN ports)                          NTHQ11XX     [redacted]
V.35/V.11 Integrated Termination
   Panel (1M) - also used for CFP1     NTEP03DA     [redacted]
E1/E1V/DS1/DS1V Integrated Termination
   Panel Cable (1M)                    NTEP02BA     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Mounting Kits
-------------
Rack Mounting Kit                      NTEP17XX     [redacted]
Standalone Mounting Kit                NTEP40XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Miscellaneous Items
-------------------
Air Filter Pad (Model  160)            A0383866     [redacted]
Model 160 Anchoring Kit                QMY709 X     [redacted]
Antistatic Wriststrap (Model 160
   and 50)                             A0378999     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Base Software
-------------
Passport 160 Base Software             NTJ200XX     [redacted]
Passport 50 Base Software              NTJ212XX     [redacted]
Passport 30 Base Software              NTJ230XX     [redacted]
CFP1 Software                          NTJ226AE     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Routing Software
----------------
Path Oriented Routing Software         NTJ206XX     [redacted]
Connectionless Routing Software        NTJ203XX     [redacted]
Application Software
--------------------
DPN Gateway Software                   NTJ201XX     [redacted]
Passport- Network Trunk Software       NTJ202XX     [redacted]
Frame Relay UNI Software               NTJ204XX     [redacted]
Frame Relay NNI Software               NTJ205XX     [redacted]
Frame Relay UNI SVC Software           NTJ222XX     [redacted]
Frame Relay / ATM PVC Service
   Interworking                        NTJ227XX     [redacted]
Frame Relay Trace Software             NTJ228AE     [redacted]
ATM Software                           NTJ214XX     [redacted]
Networking Protocols (ECMA & QSIG)     NTJ225XX     [redacted]
Voice Transport Service Software       NTJ207XX     [redacted]
Voice Compression Software             NTJ208XX     [redacted]
Voice Networking Software              NTJ224XX     [redacted]
Lan Protocols                          NTJ216XX     [redacted]
Link Protocols                         NTJ218XX     [redacted]
Filtering Software                     NTJ219XX     [redacted]
Virtual Networking Software            NTJ223XX     [redacted]
Speech Activity Detection Software     NTJ209XX     [redacted]
HDLC Transparent Data Software         NTJ210XX     [redacted]
Bit Transparent Data Software          NTJ211XX     [redacted]
Echo Cancellation Software             NTJ213XX     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Complete Voice Software, includes :    QMYJ201AC    [redacted]
Complete Lan Software, includes :      QMYJ202AA    [redacted]

--------------------------------------------------------------
                                                NA Price ($US)
               NMS
             S/W Licenses            (per copy)  (Site License)
--------------------------------------------------------------
Magellan NMS Optional Package (R10 CDROM)
----------------------------------------
NMS Base                               NTJ100AG     [redacted]
Advisor                                NTJ101AG     [redacted]
DPN Provisioning                       NTJ103AJ     [redacted]
DPN Backup and Restore                 NTJ103AM     [redacted]
Passport Provisioning                  NTJ103AK     [redacted]
Passport Backup and Restore            NTJ103AN     [redacted]
Configuration Server                   NTJ103AL     [redacted]
Passport Global Data Manager           NTJ115AC     [redacted]
Passport Module Manager                NTJ500AC     [redacted]
SNMP Integrator                        NTJ112AC     [redacted]
Network Activation Tool                NTJ118AC     [redacted]
Magellan View                          NTJ126AA     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Magellan Data Provider (per copy)      NTJ113AC     [redacted]
Magellan Data Provider (network
   license)                            NTJ113AC     [redacted]
--------------------------------------------------------------
                                                NA Price ($US)
                                                  (per copy)
--------------------------------------------------------------
X-AMINER Options:
----------------
    Basic Data Reporter (BDR)          NTJ303AA     [redacted]
    Enhanced Statistics Reporter (ESR) NTJ303AB     [redacted]
    Magellan Accounting Reporter (MAR) NTJ303AE     [redacted]
    Passport Data Reporter (PDR)       NTJ303AF     [redacted]
    X.11 Multi-Access Software for
      X-AMINER (up to five users)      NTJ303AD     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
X-PLORER Options:
----------------
    Configurator                       NTJ302AA     [redacted]
    Tariff Coster                      NTJ302AB     [redacted]
    Traffic Modeling                   NTJ302AC     [redacted]
    Model Link                         NTJ302AE     [redacted]
    Architect Link                     NTJ302AJ     [redacted]
    Passport Modeling                  NTJ302AG     [redacted]
    End-to-End Delay                   NTJ302AH     [redacted]
    User Re-Homing                     NTJ302AF     [redacted]
    ATM Modeling                       NTJ302AL     [redacted]
    X.11 Multi-Access Software for X-PLORER
      (up to five users)               NTJ302AK     [redacted]
    Traffic Link                       NTJ302AM     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Service Management Reporter
---------------------------
SMR Core System                        NTJ304AA     [redacted]
Data Populator - Magellan BDF
   Accounting                          NTJ305AA     [redacted]
Data Populator - Magellan Statistics   NTJ306AA     [redacted]
Data Populator - SNMP Statistics       NTJ307AA     [redacted]
Reports - Frame Relay
   Usage/Availability                  NTJ308AA     [redacted]
Reports - Backbone Statistics          NTJ309AA     [redacted]
Reports - Standard Access Usage        NTJ310AA     [redacted]
Reports - Standard Access Daily Calls  NTJ311AA     [redacted]
Reports - LAN Interconnect Reports     NTJ312AA     [redacted]
Reports - X.25 Statistics              NTJ321AA     [redacted]
Reports - ATM Accounting Reports       NTJ319AA     [redacted]
Reports - ATM Trunk Statistics/Usage   NTJ318AA     [redacted]
Reports - ATM Trunk
   Statistics/Exception                NTJ320AA     [redacted]
Multi-Client License - 3 additional
   clients license                     NTJ314AA     [redacted]
Multi-Client License - 10 additional
   clients license                     NTJ315AA     [redacted]
SMR Installation (Travel and Living
   not included)                       NTJ316AA     [redacted]
Training (Travel and Living not
   included)                           NTJ317AA     [redacted]
--------------------------------------------------------------
--------------------------------------------------------------
Service Monitor Pricing                        Unit Price ($US)
-----------------------
Base Packages
-------------
Service Monitor Base (20 VPNs)
   - Electronic                        NTJ114AP     [redacted]
Service Monitor Base (50 VPNs)
   - Electronic                        NTJ114AH     [redacted]
License for Additional 50 VPNs
   - Electronic                        NTJ114AJ     [redacted]
Service Monitor Base (20 VPNs) - CDROM NTJ114AN     [redacted]
Service Monitor Base (50 VPNs) - CDROM NTJ114AC     [redacted]
License for Additional 50 VPNs - CDROM NTJ114AD     [redacted]
Service Monitor Applications
----------------------------
Performance Data Viewer - Electronic   NTJ114AK     [redacted]
Command Application - Electronic       NTJ114AM     [redacted]
HP Open View for Windows Integration
   - Electronic                        NTJ114AL     [redacted]
Performance Data Viewer - CDROM        NTJ114AE     [redacted]
Command Application - CDROM            NTJ114AG     [redacted]
HP Open View for Windows Integration
   - CDROM                             NTJ114AF     [redacted]
Service Report Distribution - CDROM    NTJ114AQ     [redacted]
Connection Manager - CDROM             NTJ114AR     [redacted]
Local Grouping Tool - CDROM            NTJ114AS     [redacted]
Third Party Resource Integration
   - CDROM                             NTJ114AT     [redacted]
-----------------------------------------------------------------


                              ATTACHMENT H

                           STATEMENT OF WORK

DRAFTED             Revision required

         Due by:

         Draft due from:   Teligent

The draft Statement of Work appearing as Appendix D of the Parties' Letter of Intent is to be revised as necessary to be made consistent with the Parties' intent as expressed in this Agreement. Teligent will propose a draft Responsibility Matrix and other language as necessary to define the Parties' responsibilities under the Statement of Work, and the Parties will mutually develop through good faith negotiation the final Statement of Work.

                               ATTACHMENT I

                         ACCEPTANCE TEST PROCEDURE


1. ATP for Components: This will be Nortel NTPs, available now with the exception of the Radio components.

2.  ATPs for:
                a)    TCOs      due:     from:
                b)    Nodes     due:     from:
                c)    TASs      due:     from:


3.  System ATP                  due:     from:


                              ATTACHMENT J

                           NETWORK MONITORING

This Attachment shall specify the intent of Section 19.1.5.

Due by:    11/18/97
Due from:  Gary Palmer


                             ATTACHMENT K

                    CORPORATE AND REGIONAL SUPPORT TEAM


This Attachment shall specify the intent of Section 19.1.7.

Due by:     11/18/97
Due from:   Mike Lambert



                             ATTACHMENT L

                            SPECIFICATIONS


This Attachment shall capture the capacity and performance specifications contained in Teligent's RFP and Nortel's response to such RFP.

Due by:     11/18/97
From:       Ian Viney



                            ATTACHMENT M

                       NONDISCLOSURE AGREEMENT

                   insert June 6, 1997 letter here.